As filed with the Securities and Exchange Commission on August 8, 2006

Securities Act File No. 333-135644

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

MERRILL LYNCH EUROFUND

(Exact Name of Registrant as Specified in the Declaration of Trust)

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

Telephone Number: (609) 282-2800

(Area Code and Telephone Number)

Robert C. Doll, Jr.

Merrill Lynch EuroFund

800 Scudders Mill Road, Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Denis R. Molleur, Esq. Merrill Lynch Investment Managers, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011	Joel H. Goldberg, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, par value $0.10 per share.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1. Letter to Shareholders of The Europe Fund, Inc.

2. Questions and Answers to Shareholders of The Europe Fund, Inc.

3. Notice of Special Meeting of Shareholders of The Europe Fund, Inc.

4. Combined Prospectus/Proxy Statement regarding the proposed reorganization of The Europe Fund, Inc. into the Merrill Lynch EuroFund

5. Statement of Additional Information regarding the proposed reorganization of The Europe Fund, Inc. into the Merrill Lynch EuroFund

6. Part C Information

7. Exhibits

THE EUROPE FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

August 8, 2006

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of The Europe Fund, Inc. (the “Europe Fund”) to be held on Wednesday, September 20, 2006. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Europe Fund.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) involving the acquisition of the Europe Fund by the Merrill Lynch EuroFund (the “EuroFund”), an open-end investment company with an investment objective and investment policies similar to those of the Europe Fund. This proposed Reorganization is part of the effort to consolidate certain of the comparable investment companies advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates to eliminate redundancies and achieve certain operating efficiencies. MLIM has agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the Europe Fund will not bear the costs of the Reorganization.

The Europe Fund is advised by Merrill Lynch Investment Managers International Limited (“MLIMIL”), an affiliate of MLIM, and the EuroFund is advised by MLIM. The proposal you will be asked to consider at the meeting arises at the same time as the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”) to combine MLIM and certain affiliates, including MLIMIL, with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products, with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have more than 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

The Board of Directors of the Europe Fund believes the Reorganization is in the best interests of the Europe Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card:

• By touchtone telephone;

• By Internet;

• By returning the enclosed proxy card in the postage-paid envelope; or

• In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

Sincerely,

Robert C. Doll, Jr.

President and Director

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between The Europe Fund, Inc. (the “Europe Fund”), and the Merrill Lynch EuroFund (the “EuroFund”), an open-end investment company that pursues an investment objective and investment policies similar to those of the Europe Fund. If the proposed Reorganization is approved and completed, a position in the EuroFund will be set up in your name, you will become a shareholder of the EuroFund and the Europe Fund will be dissolved as a Maryland corporation and deregistered as an investment company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the EuroFund.

Q: How does the Board of Directors suggest that I vote?

A: After careful consideration, the Board of Directors of the Europe Fund (the “Europe Fund Board”) has determined that the proposed Reorganization will benefit the shareholders of the Europe Fund and recommends that you cast your vote “For” the proposed Reorganization. The Europe Fund Board considered the similarities between the investment objectives and policies of the Europe Fund and the EuroFund and anticipates that shareholders of the Europe Fund will benefit from (i) being able to redeem their shares on any day at net asset value, less a redemption fee as discussed below, thereby avoiding any sales at a market price discount (although they will also forgo any sales at a potential market price premium); (ii) the combined fund having a lower net operating expense ratio compared with the Europe Fund prior to the Reorganization; and (iii) the expected operating efficiencies from the larger net asset size of the combined fund.

Q: How will the Reorganization affect me?

A: If shareholders of the Europe Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the Europe Fund will be combined with those of the EuroFund and you will receive newly issued Class I1 shares of the EuroFund that will be valued based on the net asset value of the Funds at the time of the Reorganization. Class I1 shares will be subject to a 2.00% redemption fee on all redemptions made within the first six months following the Reorganization, after which the Class I1 shares will automatically convert to Class I shares, which have no sales charges or 12b-1 fees, but are subject to a redemption fee of 2.00% on redemptions (by sale or exchange) made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, shareholders of the Europe Fund will hold a smaller percentage of ownership in the combined fund than they held in the Europe Fund prior to the Reorganization.

Q. Will I own the same number of shares of the EuroFund as I currently own of the Europe Fund?

A. No, you will receive shares of the EuroFund with the same aggregate net asset value as the shares of the Europe Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Europe Fund and the EuroFund on the closing date. Thus, on the closing date, if the net asset value of a share of the EuroFund is lower than the net asset value of the corresponding share of the Europe Fund, you will receive a greater number of shares of the EuroFund in the Reorganization than you held in the Europe Fund before the Reorganization. On the other hand, if the net asset value of a share of the EuroFund is higher than the net asset value of the corresponding share of the Europe Fund, you will receive fewer shares of the EuroFund in the Reorganization than you held in the Europe Fund before the

Reorganization. The aggregate net asset value of your EuroFund shares immediately after the Reorganization will be the same as the aggregate net asset value, rather than the market value, of your Europe Fund shares immediately prior to the Reorganization.

Q. Will my privileges as a shareholder change after the Reorganization?

A. As a shareholder of the EuroFund, following the Reorganization, you are likely to have fewer voting opportunities than you did as a shareholder of the Europe Fund. As an open-end fund, the EuroFund generally is not required to hold annual shareholder meetings for the election of directors except as determined by reference to the Investment Company Act of 1940, as amended (the “1940 Act”), the EuroFund’s Declaration of Trust and Massachusetts law governing business trusts. The Europe Fund shares are presently listed on the New York Stock Exchange (the “NYSE”). NYSE rules generally require a listed company to hold an annual shareholder meeting to elect directors.

In addition, the EuroFund issues securities redeemable at net asset value, subject to any applicable redemption fees, while the shares of the Europe Fund are bought and sold on a national securities exchange at market prices that may represent a premium or discount to net asset value. The shareholder services available to you after the Reorganization will be substantially similar or may become more favorable.

Q: Who will advise the EuroFund once the Reorganization is completed?

A: Following the Reorganization, it is expected that BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”) will manage the combined fund. The Reorganization arises at the same time as the agreement by MLIM’s parent company, Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine MLIM with BlackRock, Inc. (“BlackRock”), to form a new asset management company that will be one of the world’s preeminent diversified global money management organizations with approximately $1 trillion in assets under management. When the transaction between MLIM and BlackRock is completed, BlackRock Advisors, an affiliate of BlackRock, is expected to become the investment adviser to the EuroFund. The combined fund’s management team will be led by James MacMillan who is currently the portfolio manager for the EuroFund. It is not, however, a condition of the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $464 billion in assets under management as of June 30, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q: How do operating expenses paid by the EuroFund compare to those payable by the Europe Fund?

A: Following the Reorganization, the EuroFund’s projected net operating expenses are expected to be below those of the Europe Fund. At the time of the Reorganization, the combined fund will be subject to an advisory fee rate identical to the effective advisory fee rate currently paid by the Europe Fund. Unlike the Europe Fund’s advisory agreement, the EuroFund’s current management agreement and the combined fund’s anticipated advisory agreement do not include a breakpoint that would reduce the advisory fee as fund net assets increase beyond a certain asset level. Therefore, with respect to fund net assets in excess of $250 million, which is an asset level currently above that of the Europe Fund, the Europe Fund’s advisory fee would be lower than the advisory fee of the EuroFund or the combined fund. However, the Europe Fund pays a separate administration fee, while the EuroFund does not and the combined fund will not pay a separate administration fee. Following the Reorganization, the EuroFund fee structure will apply.

Q: What will I have to do to open an account in the EuroFund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, a position will be set up in your name with the EuroFund, your shares of the Europe Fund will automatically be converted into shares of the EuroFund, and we will send you written confirmation that this change has taken place. You will receive shares of the EuroFund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Europe Fund you own immediately prior to the Reorganization. Any discount or premium to net asset value per share of the Europe Fund will be eliminated at the time of the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Europe Fund, it is not necessary to surrender such certificates.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Europe Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and certain stated liabilities in exchange solely for shares of the EuroFund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the EuroFund in connection with the Reorganization.

A portion of the portfolio assets of the Europe Fund may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Europe Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Europe Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q: What if I sell my shares before the Reorganization takes place?

A: If you choose to sell your shares before the Reorganization takes place, the sale will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the number or go to the website address listed on the enclosed proxy card and follow the instructions.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur shortly after the completion of the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006. The Reorganization will not take place if the Reorganization is not approved by the Europe Fund’s shareholders at the Special Meeting.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call Computershare Fund Services, our proxy solicitation firm, at 1-866-821-2606.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

THE EUROPE FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 20, 2006

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of The Europe Fund, Inc. (the “Europe Fund”) will be held on Wednesday, September 20, 2006 at 9:00 a.m., Eastern time, at the offices of Merrill Lynch Investment Managers, L.P., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Europe Fund would transfer substantially all of its assets and certain stated liabilities to the Merrill Lynch EuroFund (the “EuroFund”) in exchange solely for newly issued Class I1 shares of the EuroFund, which will be distributed by the Europe Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Europe Fund has fixed the close of business on July 24, 2006 as the record date for determination of shareholders of the Europe Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Europe Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 40-41 for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

Alice A. Pellegrino

Secretary

Plainsboro, New Jersey

August 8, 2006

COMBINED PROSPECTUS/PROXY STATEMENT

THE EUROPE FUND, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

MERRILL LYNCH EUROFUND

P.O. Box 9011

Princeton, New Jersey 08543-9011

(609) 282-2800

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of The Europe Fund, Inc. (the “Europe Fund”). A special meeting of shareholders of the Europe Fund (the “Special Meeting”) will be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, September 20, 2006 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Europe Fund at the close of business on July 24, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the Europe Fund on or about August 14, 2006. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the Europe Fund requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Europe Fund would transfer substantially all of its assets and certain stated liabilities to the Merrill Lynch EuroFund (the “EuroFund”) in exchange solely for newly issued Class I1 shares of the EuroFund, which will be distributed by the Europe Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Europe Fund (the “Europe Fund Board”), and the Board of Trustees of the EuroFund (the “EuroFund Board”), have each approved a reorganization (the “Reorganization”) by which the Europe Fund, a closed-end investment company, would be acquired by the EuroFund, an open-end investment company. The EuroFund has an investment objective and investment policies similar to those of the Europe Fund. As you know, the Europe Fund currently is advised by Merrill Lynch Investment Managers International Limited (“MLIMIL”), an affiliate of MLIM, the manager to the EuroFund. The Reorganization is part of a larger initiative to consolidate certain of the funds advised by MLIM and its affiliates in order to eliminate redundancies and achieve certain operating efficiencies. The Reorganization arises at the same time as the agreement by MLIM’s parent company, Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine MLIM’s asset management business, including MLIMIL, with BlackRock, Inc. (“BlackRock”) to form a new asset management company. As a result of this transaction, BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”), an affiliate of BlackRock, is expected to become the manager of the EuroFund.

If the Europe Fund’s shareholders approve the Reorganization, the Europe Fund will transfer substantially all of its assets and certain stated liabilities to the EuroFund. The EuroFund will simultaneously issue shares to the Europe Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Europe Fund. Immediately thereafter, the Europe Fund will distribute these shares of the EuroFund to its shareholders. After distributing these shares, the Europe Fund will be dissolved as a Maryland corporation and deregistered as an investment company. When the Reorganization is complete, the Europe Fund’s shareholders will hold newly issued Class I1 shares of the EuroFund. Class I1 shares will be subject to a 2.00% redemption fee on all redemptions made within the first six months following the Reorganization, after which Class I1 shares will automatically convert to Class I shares, which are subject to an ongoing redemption fee of 2.00% on redemptions (by sale or exchange) made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days. The aggregate net asset value of the EuroFund shares received in the Reorganization will equal the aggregate net asset value of the Europe Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Europe Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the Europe Fund prior to the Reorganization. After the Reorganization, the EuroFund will continue to operate as a registered open-end investment company. It is not a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock discussed above shall have been completed.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Europe Fund should know before voting on the Reorganization and constitutes an offering of the newly issued Class I1 shares of the EuroFund only. Please read it carefully and retain it for future reference.

The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

•	The EuroFund Prospectus for existing Class A, Class B, Class C, Class I and Class R shares (the “EuroFund Prospectus”) dated February 24, 2006 (and as currently supplemented);

•	The Annual Report to Shareholders of the EuroFund for the fiscal year ended October 31, 2005 (the “EuroFund Annual Report”); and

•	The Semi-Annual Report to Shareholders of the EuroFund for the six months ended April 30, 2006 (the “EuroFund Semi-Annual Report”).

The following document has been filed with the SEC and the New York Stock Exchange (the “NYSE”), and is incorporated by reference into (legally forms a part of) this Combined Prospectus/Proxy Statement:

•	The Annual Report to Shareholders of the Europe Fund for the fiscal year ended December 31, 2005 (the “Europe Fund Annual Report”).

The following documents have been filed with the SEC and are incorporated by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated August 8, 2006 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement; and

•	The EuroFund Statement of Additional Information for existing Class A, Class B, Class C, Class I and Class R shares (the “EuroFund SAI”) dated February 24, 2006 (and as currently supplemented).

Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the EuroFund Prospectus will apply to the newly issued Class I1 shares to be issued by the EuroFund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Merrill Lynch EuroFund	The Europe Fund, Inc.
P.O. Box 9011	P.O. Box 9011
Princeton, New Jersey 08543-9011	Princeton, NJ 08543-9011
1-800-995-6526	1-800-995-6526

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.mlfundsproxy.com (for Merrill Lynch clients) or www.fundproxy.com (for non-Merrill Lynch clients).

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Europe Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is August 8, 2006.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Europe Fund is a closed-end management investment company registered with the SEC, and the EuroFund is an open-end management investment company registered with the SEC. The Europe Fund is organized as a corporation under the laws of the State of Maryland. The EuroFund is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of the Europe Fund is long-term capital appreciation through investment primarily in European equity securities. The EuroFund’s investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. The Europe Fund’s shares typically are purchased through a registered broker-dealer on the NYSE. Shares of the Europe Fund are not redeemable and may only be sold through a registered broker-dealer. The EuroFund publicly offers its shares on a continuous basis, and shares may be purchased through the EuroFund’s distributor, FAM Distributors, Inc. (“FAM Distributors”), its transfer agent, Financial Data Services, Inc., and numerous intermediaries. Shareholders of the EuroFund have the right to exchange their shares for shares of the same class of shares of other funds managed by the same adviser or its affiliates, subject to certain limitations. The EuroFund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges (“CDSCs”) and redemption fees).

The Proposed Reorganization

The Europe Fund Board, including the Directors who are not “interested persons” of the Europe Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. The EuroFund Board, including the independent trustees, has also unanimously approved the Reorganization Agreement. Subject to approval by the Europe Fund shareholders, the Reorganization Agreement provides for:

•	the transfer of substantially all of the assets and certain stated liabilities of the Europe Fund to the EuroFund in exchange for newly issued Class I1 shares of the EuroFund;

•	the distribution of such shares to the Europe Fund’s shareholders; and

•	the dissolution of the Europe Fund as a Maryland corporation and its deregistration as an investment company under the 1940 Act.

If the proposed Reorganization is approved and completed, the Europe Fund’s shareholders would hold newly issued Class I1 shares of the EuroFund with an aggregate net asset value equal to the aggregate net asset value of the Europe Fund shares owned immediately prior to the Reorganization. Class I1 shares will be subject to a 2.00% redemption fee on all redemptions made within the first six months following the Reorganization after which the Class I1 shares will automatically convert to Class I shares of the EuroFund.

Background and Reasons for the Proposed Reorganization

The Reorganization arises at the same time as the agreement by MLIM’s parent company, Merrill Lynch, to combine MLIM and certain affiliates with BlackRock to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the MLIM funds with other comparable funds in the MLIM complex in order to eliminate redundancies and achieve certain operating efficiencies. As you know, the Europe Fund is advised by MLIMIL. When the transaction between MLIM and BlackRock is completed, it is expected that the EuroFund will be managed by BlackRock Advisors, Inc. or its successor (“BlackRock Advisors”). It is not, however, a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch is expected to own up to a 49.8% economic interest (which includes up to a 45% voting interest) in the new company, and the common stock interest of BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), is expected to be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In approving the Reorganization Agreement, the Europe Fund Board, including the independent Directors, determined that participation in the Reorganization is in the best interests of the Europe Fund and its shareholders and that the interests of the shareholders of the Europe Fund will not be diluted with respect to net asset value as a result of the Reorganization. Since BlackRock Advisors is expected to become the manager to the combined fund, before reaching these conclusions, the Europe Fund Board and the independent Directors engaged in a thorough review process relating to BlackRock and the proposed transactions, including the Reorganization. As part of this process, the Europe Fund Board held special meetings on April 10, April 13 and May 10, 2006 to meet with senior executives of BlackRock and MLIM to review the proposed transactions. At those meetings, the Directors conducted due diligence, including an examination of the Reorganization proposal and the qualifications and resources of BlackRock Advisors and the new company. The Directors also met with executives and investment professionals of BlackRock and MLIM. Finally, on May 31, 2006 and June 6, 2006, the entire Europe Fund Board held additional meetings and, at the June 6, 2006 meeting, the Board approved the Reorganization.

The factors considered by the Europe Fund Board with regard to the Reorganization include, but are not limited to, the following:

•	The similarity of the investment objectives and policies of the Europe Fund and the EuroFund. See “Comparison of the Europe Fund and the EuroFund—Investment Objectives and Principal Investment Strategies.”

•	The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.

•	The expectation that the combined fund will have net operating expenses below those of the Europe Fund prior to the Reorganization, although the Europe Fund’s advisory agreement includes a breakpoint while the EuroFund’s management agreement does not. However, the Europe Fund pays a separate administration fee and the EuroFund does not and the combined fund will not pay a separate administration fee. See “Comparison of the Europe Fund and the EuroFund—Investment Advisory Agreements.”

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•	The composition of the investment team that will manage the combined fund, the team’s investment style and strategies (as described below under “Comparison of the Europe Fund and the EuroFund—Investment Objectives and Principal Investment Strategies”), and broad information about performance of the EuroFund and the Europe Fund. See “Management of the Funds.”

•	The market price discount at which shares of the Europe Fund have been trading and the fact that as shareholders of the EuroFund they will be able to redeem their shares on any day at net asset value, less any applicable redemption fees, thereby avoiding any sales at a market price discount (although they also forgo any sales at a potential market price premium).

•	The fact that shareholders of the Europe Fund will enjoy substantially the same or greater services as they currently do and access to a larger fund family with a broader array of options. See “Comparison of the Europe Fund and the EuroFund—Purchase, Exchange, Redemption and Valuation of Shares” and “Information about the Reorganization—Continuation of Shareholder Accounts and Plans; Share Certificates.”

•	The fact that MLIM or its affiliates would be responsible for the costs associated with the Reorganization and that such costs will not be borne by shareholders.

•	The Europe Fund Board also considered that:

•	The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

Considering these and other reasons, the Europe Fund Board unanimously concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is in the best interests of the Europe Fund and its shareholders and that the interests of the shareholders of the Europe Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

By a separate notice and proxy statement, shareholders of the Europe Fund are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by shareholders of the Europe Fund but the investment advisory agreement with BlackRock Advisors is approved, the Europe Fund will continue to operate for the time being advised by BlackRock Advisors, and the Europe Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by shareholders of the Europe Fund, the Europe Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the Europe Fund Board may be required to liquidate the Europe Fund. Any such liquidation would be a taxable event for shareholders.

The Europe Fund Board unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the Europe Fund is long-term capital appreciation through investment primarily in European equity securities. The EuroFund’s investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. The EuroFund does not consider current income from dividends and interest to be an important consideration in selecting investments. The investment objectives of the Europe Fund and the EuroFund are fundamental policies that may not be changed without the approval of a majority of the relevant Fund’s outstanding voting securities, as defined in the 1940 Act. The combined fund will pursue the EuroFund’s investment objective.

Principal Investment Strategies. It is a policy of the Europe Fund, under normal market conditions, to invest substantially all, and at least 80%, of the Europe Fund’s total assets in equity securities of European companies. Equity securities that may be purchased by the Europe Fund are common and preferred stock, debt securities convertible into common stock, warrants and rights to purchase common stock, joint venture interests, general and limited partnership interests and other similar securities. The Europe Fund invests in established markets and companies with large capitalizations, as well as emerging markets and smaller companies, and the portion of the Europe Fund’s assets invested in each will vary from time to time. The Europe Fund intends to diversify its portfolio among various European countries. Accordingly, there are no prescribed limits on geographical asset distribution within Europe and, from time to time, a significant portion of the Europe Fund’s assets may be invested in companies based in as few as three European countries. The Europe Fund emphasizes Western European companies; however, the focus is on well-managed companies with strong financial resources and good prospects for growth in both earnings and dividends. Over time and as opportunities arise, the Europe Fund intends to invest in business opportunities that may emerge from the changing political, economic and legal environment in Eastern Europe.

The Europe Fund may invest up to 35% of its total assets in non-convertible debt securities issued by European companies, or issued or guaranteed by governments of European countries or their agencies or instrumentalities. The Europe Fund will limit its aggregate investment in securities that are illiquid to 20% of the value of its total assets. The portion of the Europe Fund’s assets not invested in equity securities of European companies may be invested in corporate and governmental debt securities of European issuers and, for cash management purposes, securities deemed to be temporary investments. The Europe Fund may enter into currency exchange transactions and related options and stock index futures contracts, to purchase and sell put and call options and write covered call options on stock and stock indices, and to enter repurchase agreements.

Under normal circumstances, the EuroFund invests at least 80% of its assets in equity securities, including common stocks and convertible securities, of companies located in Europe. The EuroFund tries to choose investments that Fund management believes to be undervalued. The EuroFund has no limits on the geographic asset distribution of its investments within Europe; however, a majority of the EuroFund’s assets will be invested in companies located in Western Europe. If political and economic conditions warrant, the Europe Fund may invest in issuers located in Eastern European countries. In making its decisions as to which country to invest in, the Europe Fund will consider: (i) the condition and growth potential of the various economies and securities markets and the companies that are located in those markets; (ii) currency and taxation factors; and (iii) other financial, social and political factors which may have an effect on the investment climate. In particular countries, MLIM considers the condition and growth potential of industry sectors and selects what it believes to be attractively valued companies within those sectors.

The combined fund’s principal investment strategies will be those of the EuroFund.

Comparison. The Funds’ investment objectives and strategies are substantially similar. Although the Funds employ somewhat different strategies to achieve their respective objectives, both Funds are exposed to the risks associated with investing in foreign securities generally and European issuers in particular. Neither Fund has any limit on geographic distribution within Europe, but both emphasize companies located in Western Europe. Both Funds use the Morgan Stanley Capital International (“MSCI”) Europe Index as their benchmark. The Europe Fund and the EuroFund both use derivative instruments, including futures, options on futures, and indexed securities. The Europe Fund invests substantially all, and at least 80%, of its total assets in equity securities of European companies, and the EuroFund’s policy is to invest at least 80% of its assets in equity securities of companies located in Europe. The Europe Fund may invest up to 35% of its total assets in non-convertible debt securities issued by European companies, or issued or guaranteed by governments of European countries or their agencies or instrumentalities, while the EuroFund, although it may invest in non-convertible debt securities, does not normally do so to any great extent. The EuroFund does not consider current income from dividends and interest to be an important consideration in selecting investments, while the Europe Fund considers a company’s prospects for growth in both earnings and dividends.

The combined fund will use the EuroFund’s policies and the MSCI Europe Index as its benchmark. While the Europe Fund and the EuroFund have certain differences in policies, it is not anticipated that these differences will result in significant portfolio turnover in the combined fund. For additional information on risks, see

“Comparison of the Europe Fund and the EuroFund—Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

Assuming shareholders of the Europe Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the Europe Fund will be combined with those of the EuroFund, a position will be set up in each Europe Fund shareholder’s name with the EuroFund and each such shareholder will receive newly created Class I1 shares of the EuroFund with an aggregate net asset value equal to the aggregate net asset value of the Europe Fund shares owned immediately prior to the Reorganization. The EuroFund’s newly created Class I1 shares will not be continuously offered to former Europe Fund shareholders after the Reorganization; the only additional Class I1 shares to be issued after the closing of the Reorganization will be shares issued to satisfy dividend and capital gain reinvestments, and such shares will not be subject to the Class I1 redemption fee.

Fee Table of the Europe Fund and the Pro Forma Combined EuroFund as of April 30, 2006

(unaudited)

The fee table below provides information about the fees and expenses attributable to the shares of the Europe Fund and, assuming the Reorganization had taken place on April 30, 2006, the estimated pro forma fees and expenses attributable to the newly created Class I1 shares of the Pro Forma Combined EuroFund. Future fees and expenses may be greater or less than those indicated below.

	Europe Fund Common Stock		Pro Forma Combined EuroFund Class I1*
Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	N/A	(b)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None
Redemption Fee	N/A	(c)	2.00	%(d)
Exchange Fee	N/A	(c)	N/A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees(e)	0.75%		0.75%
Distribution and/or Service (12b-1) Fees(f)	None		None
Other Expenses (including administration, if applicable, and transfer agency fees)(g)(h)	0.53%		0.24%

Total Annual Fund Operating Expenses	1.28%		0.99%

*	Assuming the Reorganization had taken place on April 30, 2006. Class I1 shares automatically convert to Class I shares six months after the closing of the Reorganization. The fees and expenses of Class I1 shares and Class I shares are the same except with respect to the period of time for which the redemption fee is applicable.
(a)	In addition, certain securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares of an open-end fund.
(b)	Purchases of shares of the Europe Fund on a national securities exchange are subject to such commissions as may be imposed by the selling broker-dealer.
(c)	As a closed-end investment company, the Europe Fund does not permit redemptions of its shares or share exchanges.
(d)	A redemption fee will be charged on all redemptions made within the first six months of the closing of the Reorganization. Class I1 shares automatically convert to Class I shares six months after the closing of the Reorganization. Class I shares are subject to an ongoing redemption fee of 2.00% on redemptions (by sale or exchange) made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days. Except for the period of time for which the redemption fee is applicable, the pro forma combined EuroFund fees and expenses are identical to the fees and expenses applicable to the EuroFund’s Class I shares.
(e)	Pursuant to an investment advisory agreement between MLIMIL and the Europe Fund, the Europe Fund pays a fee at the annual rate of 0.75% of the Europe Fund’s average weekly net assets up to $250 million and 0.65% of such assets in excess of $250 million. For the 12-month period ended April 30, 2006, the Europe Fund paid an investment advisory fee at an annual rate of 0.75%.
(f)	The EuroFund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the EuroFund Prospectus and all other EuroFund materials.

(g)	Financial Data Services, Inc., an affiliate of MLIM and MLIMIL, provides transfer agency services to the EuroFund. The EuroFund pays a fee for these services. Each Fund’s investment adviser, and/or such adviser’s affiliates, also provides certain accounting services to the Funds and each Fund reimburses its investment adviser, or such adviser’s affiliates for such services.
(h)	Pursuant to an administration agreement between Princeton Administrators, L.P. and the Europe Fund, the Europe Fund pays a fee at the annual rate of 0.25% of the Europe Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million. For the 12-month period ended April 30, 2006, the Europe Fund paid an administration fee at an annual rate of 0.25%.

Examples:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

	1 Year	3 Years	5 Years	10 Years
Europe Fund Common Stock	$130	$406	$702	$1,545
Pro Forma Combined EuroFund Class I1 Shares*	$101	$315	$547	$1,213

*	Assuming the Reorganization had taken place on April 30, 2006, and assuming conversion to EuroFund Class I shares six months after the closing of the Reorganization.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Europe Fund, the EuroFund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Europe Fund and the EuroFund will receive an opinion from Sidley Austin LLP to that effect. An opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Europe Fund are sold by the Europe Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Europe Fund’s basis in such assets. Any gains will be distributed to the Europe Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may sell shares of the Europe Fund through a registered broker-dealer, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

The Europe Fund’s shares typically are purchased through a registered broker-dealer on the NYSE, are not redeemable and may only be sold through a registered broker-dealer. The EuroFund publicly offers its shares on a continuous basis, and shares may be purchased through the EuroFund’s distributor, FAM Distributors, and numerous intermediaries. Shareholders of the EuroFund have the right to exchange their shares for shares of the same class of shares of other funds managed by the same adviser or its affiliates, subject to certain limitations.

The EuroFund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to CDSCs and redemption fees). As an open-end management investment company, shareholders of the EuroFund are able to redeem their shares on any day at net asset value, less a redemption fee, thereby avoiding any sales at a market price discount (although shareholders will also forgo any sales at a potential market price premium). Class I1 shares issued to shareholders of the Europe Fund in connection with the Reorganization will be subject to a 2.00% redemption fee for the first six months following the Reorganization after which the Class I1 shares will automatically convert to Class I shares, which are subject to a redemption fee of 2.00% on redemptions made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days.

COMPARISON OF THE EUROPE FUND

AND THE EUROFUND

Principal Investment Risks

Because of their similar investment objectives, many of the investment risks associated with an investment in the EuroFund are substantially similar to those associated with an investment in the Europe Fund. Such risks include market and selection risk, foreign market and foreign economy risk, currency risk, emerging markets risk, convertible securities risk, the risks of investing in warrants, depositary receipts, and small cap and emerging growth securities, securities lending risk, borrowing and leverage risk, as well as the risks associated with investing in derivatives (including but not limited to futures, forwards and options), Rule 144A securities and illiquid and restricted securities. The EuroFund, however, is subject to the risks associated with the value investing style.

There is no guarantee that shares of the combined fund will not lose value. This means that as shareholders of the combined fund, the Europe Fund shareholders could lose money. As with any fund, the value of the EuroFund’s investments, and, therefore, the value of the EuroFund’s shares, may fluctuate. These changes may occur because a particular market in which the EuroFund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, the EuroFund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. The following are the main investment risks associated with an investment in the EuroFund and, therefore, in the combined fund:

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the EuroFund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Value Investing Style Risk. The EuroFund follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the EuroFund may underperform other equity funds that use different investing styles.

Foreign Securities Risk. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the EuroFund will lose money. In particular, the EuroFund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the EuroFund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•	Foreign Economy Risk. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. With respect to the EuroFund’s investments in Europe, any adverse developments in connection with the ongoing development of the Economic and Monetary Union (the “EMU”) could potentially destabilize EMU and/or could adversely affect the EuroFund’s European investments. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the EuroFund’s ability to purchase or sell foreign securities or transfer the EuroFund’s assets or income back into the United States, or otherwise adversely affect the EuroFund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

•	Currency Risk. Securities and other instruments in which the EuroFund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the EuroFund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

•	Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for MLIM to completely and accurately determine a company’s financial condition.

•	Certain Risks of Holding Fund Assets Outside the United States. The EuroFund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the EuroFund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the EuroFund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the EuroFund can earn on its investments and typically results in a higher operating expense ratio for the EuroFund than for investment companies invested only in the United States.

•	Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the EuroFund to carry out transactions. If the EuroFund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the EuroFund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the EuroFund could be liable for any losses incurred.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Convertible Securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

M ain Differences in Investment Strategy

The Europe Fund may invest up to 35% (although, under normal circumstances, it invests no more than 20% of its net assets in such securities) of its total assets in non-convertible debt securities issued by European companies, or issued or guaranteed by governments of European countries or their agencies or instrumentalities or various international organizations, while the EuroFund may only invest in such securities as a temporary measure for defensive purposes. The EuroFund does not consider current income from dividends and interest to be an important consideration in selecting investments; however the Europe Fund considers a company’s prospects for growth in both earnings and dividends a significant factor when making investment decisions.

I nvestment Objectives and Principal Investment Strategies

Europe Fund. The investment objective of the Europe Fund is long-term capital appreciation through investment primarily in European equity securities. The Europe Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of the Europe Fund’s outstanding voting securities, as defined in the 1940 Act.

It is the policy of the Europe Fund, under normal market conditions, to invest substantially all, and at least 80%, of its total assets in equity securities of European companies. Equity securities include common and preferred stock, debt securities convertible into common stock, warrants and rights to purchase common stock, joint venture interests, general and limited partnership interests and other similar securities.

The Europe Fund will invest in established markets and companies with large capitalizations, as well as emerging markets and smaller companies, and the portion of the Fund’s assets invested in each will vary from time to time. The Europe Fund has no intention of concentrating in any particular industrial sector or region. The Europe Fund intends to diversify its portfolio among various European countries. Accordingly, there are no prescribed limits on geographical asset distribution within Europe and, from time to time, a significant portion of the Europe Fund’s assets may be invested in companies based in as few as three European countries. The Europe Fund emphasizes Western European companies, however, the focus is on well-managed companies with strong financial resources and good prospects for growth in both earnings and dividends. Over time and as opportunities arise, the Europe Fund intends to invest in business opportunities that may emerge from the changing political, economic and legal environment in Eastern Europe.

The portion of the Europe Fund’s assets not invested in equity securities of European companies may be invested in debt securities of European companies or governments of European countries and in securities deemed to be temporary investments, and may be utilized to enter into currency exchange transactions and related options and stock index futures contracts, to purchase and sell put and call options and write covered call options on stock and stock indices, and to enter repurchase agreements.

The Europe Fund may invest up to 35% of its total assets in non-convertible debt securities issued by European companies, or issued or guaranteed by governments of European countries or their agencies or instrumentalities or various international organizations when MLIMIL believes that it is appropriate to do so in order to achieve the Europe Fund’s investment objective of long-term capital appreciation. Because the market value of debt securities can be expected to vary inversely with changes in prevailing interest rates, investing in debt securities may provide an opportunity for capital appreciation when interest rates are expected to decline. Debt securities that the Europe Fund may acquire include bonds, notes and debentures of any maturity of these governmental, supranational and corporate entities. The Europe Fund may invest only in debt securities (other than convertible debt securities) rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, deemed by MLIMIL to be of comparable quality.

The Europe Fund may invest in securities that are not listed on a stock exchange or traded in the over-the-counter market, which, because of the absence of a public trading market for these securities, may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Europe Fund. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investment requirements that are applicable if their securities were traded publicly. The Europe Fund limits its aggregate investment in illiquid securities to 20% of the value of its total assets.

To enhance the return on its portfolio, the Europe Fund may lend securities in its portfolio representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral. The Europe Fund may seek to hedge its portfolio or increase its return through the use of traded options on securities. The Europe Fund may also purchase and sell put and call options and write covered call options on stock indices.

EuroFund. The EuroFund’s investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. The EuroFund does not consider current income from dividends and interest to be an important consideration in selecting investments. The EuroFund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of the EuroFund’s outstanding voting securities, as defined in the 1940 Act.

The EuroFund, under normal market conditions, invests at least 80% of its assets in equity securities, including common stocks and convertible securities, of companies located in Europe. This policy is a non-fundamental policy of the EuroFund, and may not be changed without 60 days’ prior notice to shareholders. In selecting securities, MLIM emphasizes companies that it believes are undervalued. MLIM may determine a stock is undervalued if it has a below-average price/earnings ratio that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which MLIM believes the company will recover.

The EuroFund has no limits on the geographic asset distribution of its investments within Europe. However, the EuroFund anticipates that a majority of its assets will be invested in companies located in Western European countries such as: the United Kingdom, Germany, Greece, Luxembourg, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. If political and economic conditions warrant, the EuroFund may invest in issuers located in Eastern European countries.

In making its decisions as to which country to invest in, the EuroFund will consider:

•	The condition and growth potential of the various economies and securities markets and the companies that are located in those markets.

•	Currency and taxation factors.

•	Other financial, social and political factors which may have an effect on the investment climate.

The EuroFund considers a company to be “located” in the country where:

•	It is legally organized;

•	The primary trading market for its securities is located; or

•	At least 50% of the company’s (and its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located during one of the last two fiscal years.

In particular countries, MLIM considers the condition and growth potential of industry sectors and selects what it believes to be attractively valued companies within those sectors.

In addition to the principal strategies discussed above, the EuroFund may use certain other investment strategies:

As a temporary measure for defensive purposes, the EuroFund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The EuroFund may make these investments or increase its investment in these securities when MLIM is unable to find enough attractive long-term investments, to reduce exposure to European equities when MLIM believes it is advisable to do so, or to meet redemptions. The EuroFund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be easily sold and have limited risk of loss but earn only limited returns and may limit the EuroFund’s ability to meet its investment objective.

The EuroFund may also lend its portfolio securities representing up to 33 1/3% of its total assets, taken at market value. The EuroFund may also use derivatives including, but not limited to, futures, options on futures, forwards, options and indexed securities. The EuroFund may invest uninvested cash balances in affiliated money market funds.

Combined Fund. The combined fund’s investment objective and principal investment strategies will be those of the EuroFund.

Other Investment Risks

In addition to the principal investment risks, the following other investment risks are associated with an investment in the EuroFund and, therefore, in the combined fund. As is the case with the majority of the principal investment risks, because of their similar investment objectives, the other investment risks associated with an investment in EuroFund are the same as those associated with an investment in the Europe Fund.

Borrowing and Leverage Risk. The EuroFund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of EuroFund shares and in the return on the EuroFund’s portfolio. Borrowing will cost the EuroFund interest expense and other fees. The costs of borrowing may reduce the EuroFund’s return. Certain derivative securities that the EuroFund may buy or other techniques that the EuroFund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Depositary Receipts. The EuroFund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The EuroFund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives. The EuroFund may use derivative instruments to hedge its investments. Derivatives allow the EuroFund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

•	Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the EuroFund.

•	Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The EuroFund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the EuroFund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the EuroFund or if the cost of the derivative outweighs the benefit of the hedge.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the EuroFund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the EuroFund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The EuroFund is not required to use hedging and may choose not to do so.

Indexed and Inverse Securities. The EuroFund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The EuroFund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the EuroFund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Illiquid Securities. The EuroFund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the EuroFund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The EuroFund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the EuroFund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the EuroFund may as a result be unable to sell the securities.

Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending. The EuroFund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the EuroFund may lose money and there may be a delay in recovering the loaned securities. The EuroFund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the EuroFund.

Small Cap and Emerging Growth Securities. Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the EuroFund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Mid Cap Securities. The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Warrants. A warrant gives the EuroFund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The EuroFund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the EuroFund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the EuroFund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When Issued and Delayed Delivery Securities and Forward Commitments. The EuroFund may purchase or sell securities that it is entitled to receive on a when issued basis. The EuroFund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the EuroFund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the EuroFund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Differences Between Open-End and Closed-End Investment Companies

The Europe Fund is currently registered as a closed-end investment company under the 1940 Act. Except under certain specified circumstances, closed-end investment companies do not redeem their outstanding shares of stock. In addition, exchange-listed closed-end investment companies, like the Europe Fund, do not typically engage in a continuous offering of their shares. Thus, exchange-listed closed-end investment companies generally operate with a relatively fixed capitalization. The stock of such a closed-end investment company is normally bought and sold on a national securities exchange. The Europe Fund’s shares are currently traded on the NYSE. However, if the Reorganization is approved and completed the Europe Fund shareholders will receive shares of an unlisted, open-end investment company and the Europe Fund’s shares will be delisted from the NYSE.

In contrast to closed-end investment companies, open-end investment companies such as the EuroFund, commonly referred to as “mutual funds,” issue redeemable securities. As holders of the redeemable securities issued by the EuroFund in the Reorganization, Europe Fund shareholders will have the right to surrender those securities to the EuroFund and receive an amount equal to the net asset value of the shares less any applicable redemption fee or CDSC. Open-end investment companies (including the EuroFund) also typically continuously offer new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.

Some of the other legal and practical differences between the Europe Fund’s present operation as a closed-end investment company and the EuroFund’s operation as an open-end investment company are as follows:

Acquisition and Disposition of Shares. Following the Reorganization, former Europe Fund shareholders will have the right to surrender their shares to the EuroFund and receive an amount equal to the net asset value of the shares, except that for the first six months following the Reorganization, a 2.00% redemption fee will be charged on all redemptions. Currently, as shareholders of a closed-end fund with shares listed on the NYSE,

Europe Fund shareholders may sell their shares through a securities broker on the NYSE at the current market value and pay any applicable brokerage commission. Current market value on any day may be higher or lower than the Europe Fund’s net asset value per share on that day. Recently, the Europe Fund has generally been trading at a discount from its net asset value. See “Elimination of Discount or Premium” below. Investors wishing to acquire additional shares of EuroFund stock will be able to purchase such shares either through securities dealers or agents who have entered into selected dealer agreements with FAM Distributors, which is the EuroFund’s principal underwriter (the “Distributor”), or directly from the EuroFund’s Transfer Agent. Such shares would be purchased at their net asset value plus any applicable initial sales charge. The EuroFund’s net asset value per share is calculated as described below under “Valuation.” In the Reorganization, Europe Fund shareholders will receive newly created Class I1 shares of the EuroFund without paying an initial sales charge. Class I1 shares will be subject to a 2.00% redemption fee on redemptions made within the first six months following the Reorganization after which the Class I1 shares will automatically convert to Class I shares. Class I shares are subject to a 2.00% redemption fee for redemptions (by sale or exchange) made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days.

Shareholder Meetings. Europe Fund shareholders will have fewer voting opportunities following the Reorganization, since the EuroFund ordinarily will not hold annual shareholder meetings. As discussed above, Europe Fund shares are presently listed on the NYSE in order to provide a liquid trading market. NYSE rules generally require that listed companies hold annual meetings of shareholders for the election of directors.

Maryland corporate law provides that open-end or closed-end investment companies registered under the 1940 Act are not required to hold an annual shareholders meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act if the investment company’s Articles of Incorporation (the “Charter”) or by-laws so provide. The Europe Fund’s Charter and by-laws do not contain such a provision and therefore, under Maryland law as well as the NYSE rules, the Europe Fund is required to hold an annual meeting of shareholders for the election of directors. The Declaration of Trust and by-laws of the EuroFund, however, does not require annual shareholders meetings. Thus, the EuroFund does not ordinarily hold annual meetings.

Europe Fund shareholders will continue to have one vote for each share held on each matter submitted to a vote of shareholders after the Reorganization. Under Massachusetts law and the EuroFund’s Declaration of Trust, the Board of Trustees has the authority create new classes of shares, to increase the number of shares of any class of shares the EuroFund is authorized to issue and may reclassify issued shares into additional classes (provided such reclassification of issued shares does not substantially adversely affect the rights of holders of such issued shares) and, accordingly, these matters need not be submitted to a vote of the shareholders. In contrast to the single class structure of the Europe Fund, EuroFund currently offers five classes of shares through the Merrill Lynch Select PricingSM System, with differing sales charges, distribution fees and account maintenance fees. The five classes have the same rights except that each class (with certain limited exceptions) votes separately as a class with respect to any distribution plan applicable to such class. As discussed above, Europe Fund shareholders will receive Class I1 shares, a newly created sixth class of shares of the EuroFund that will automatically convert to Class I shares six months after the Reorganization is complete.

Determination of Net Asset Value. The net asset value of the Europe Fund presently is determined as of the close of business on the NYSE (generally 4:00 p.m., Eastern time), on the last business day in each week. SEC regulations under the 1940 Act generally require open-end investment companies, such as the EuroFund, to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors.

Net asset values of most such companies, including the EuroFund, are published daily by leading financial publications as opposed to those of closed-end investment companies such as the Europe Fund, which are published weekly.

Expenses; Potential Net Redemptions. Following the Reorganization, Europe Fund shareholders will be invested in an open-end fund that may have higher expenses than Europe Fund either as a result of the cost of additional services typically available to shareholders of an open-end investment company or because of higher operating costs. On a per share basis, however, it is anticipated that Europe Fund shareholders will benefit from a lower total operating expense ratio due to the larger size of the EuroFund after the Reorganization and economies of scale that will result from the Reorganization. Additionally, Europe Fund shareholders will receive Class I1 shares of the EuroFund, which are subject to neither a front-end sales charge nor ongoing distribution or account maintenance fees or expenses, although they are subject to a redemption fee for the six-month period following the Reorganization. After six months, Class I1 shares will automatically convert to Class I shares of the EuroFund. Class I shares are not subject to any sales charge or any distribution and services fees, although they are subject to a 2.00% redemption fee on redemptions made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days.

Elimination of Discount or Premium. Shares of closed-end funds trade in the secondary market, and typically trade at either a premium or a discount to net asset value. The following table for each of the periods indicated shows the high and low sale prices of the Europe Fund shares on the NYSE Composite Tape, the corresponding net asset value per share and the premium or discount to net asset value per share at which the Europe Fund’s shares were trading.

Quarter Ended	Market Price($)		Net Asset Value($)		Discount to Net Asset Value(%)
	High	Low	High	Low	High	Low
3/31/2004	11.02	9.57	11.98	10.54	(11.05)	(5.46)
6/30/2004	10.55	8.87	11.32	10.35	(14.46)	(6.06)
9/30/2004	10.55	9.36	11.17	10.12	(10.81)	(4.44)
12/31/2004	12.00	10.03	12.41	11.00	(9.57)	(0.41)
3/31/2005	11.63	10.63	12.44	11.38	(9.01)	(2.13)
6/30/2005	11.25	10.44	12.15	11.49	(11.21)	(4.92)
9/30/2005	11.66	10.47	13.04	11.66	(11.25)	(8.20)
12/31/2005	11.83	10.70	13.28	11.97	(11.72)	(8.27)
3/31/2006	12.09	10.81	13.45	11.97	(12.09)	(8.72)
6/30/2006	13.32	11.97	14.55	12.65	(11.31)	(2.51)

As the table indicates, in recent years, the Europe Fund shares have traded at a discount to net asset value, which means that shareholders wishing to sell their shares were not able to realize the full net asset value for those shares. The discount to the net asset value ranged from a high of 14.46% to a low of 0.41%. Following the Reorganization, Europe Fund shareholders will be invested in an open-end fund and will at all times be able to redeem their shares at full net asset value less a 2.00% redemption fee if they redeem during the first six months following the Reorganization. After six months, the Class I1 shares will automatically convert to Class I shares, which are subject to a redemption fee of 2.00% on redemptions made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days. While Europe Fund shareholders will forgo the potential to receive a premium for their shares if the Reorganization is approved, they will never realize less than the net asset value (minus any applicable redemption fee) on the date of redemption.

Portfolio Management. Following the Reorganization, Europe Fund shareholders will be invested in an open-end investment company that permits shareholder redemptions, which may at times cause the EuroFund to sell portfolio securities at disadvantageous times or to hold a larger percentage of its portfolio in cash or cash equivalents in order to meet such redemptions. The sale of portfolio securities could also increase transaction costs, taxable distributions and portfolio turnover. As a closed-end investment company, the Europe Fund may be able to be more fully invested than the EuroFund since it does not need to maintain cash reserves. The additional reserves of cash that the EuroFund may need to maintain to meet anticipated net redemptions could reduce its investment flexibility and the scope of its investment opportunities as compared to the Europe Fund. On the other hand, the positive cash flow resulting from ongoing sales of shares might potentially place the EuroFund in a better position to take advantage of investment opportunities than the Europe Fund.

Investment Restrictions. The 1940 Act and SEC staff interpretations of the 1940 Act impose more strenuous restrictions on open-end investment companies than are imposed on closed-end investment companies with respect to illiquid securities, senior securities and borrowing.

•	The EuroFund is subject to the restriction that no more than 15% of its net assets be invested in securities that are not readily marketable (otherwise known as “illiquid securities”). Currently, as a closed-end fund, Europe Fund may invest 100% of its total assets in illiquid securities. The Europe Fund limits its aggregate investment in illiquid securities to 20% of the value of its total assets. As of April 30, 2006, the Europe Fund had no assets invested in illiquid securities.

•	The 1940 Act prohibits open-end investment companies, such as the EuroFund, from issuing “senior securities” representing indebtedness (i.e., bonds, debentures, notes and other similar securities), except that such companies may borrow from banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies such as the Europe Fund, in contrast, are permitted to issue senior securities representing indebtedness provided they maintain asset coverage of 300%. In addition, closed-end investment companies may issue “senior securities” representing stock, such as preferred stock, where there is asset coverage of at least 200% and certain other requirements are met. This prohibition against issuing senior securities makes open-end investment companies less flexible than closed-end investment companies in “leveraging” their investments. The Europe Fund has no indebtedness or preferred stock or other senior securities outstanding.

•	The EuroFund’s current investment restrictions on borrowing are more limiting than are comparable closed-end fund restrictions. For example, currently the EuroFund has an investment restriction under which it is permitted to borrow from banks only in amounts up to 20% of its total assets as a temporary measure. This restriction may be changed by the EuroFund Board without shareholder approval. Closed-end investment companies may borrow from any type of lender, and are not limited to bank borrowings. In addition, closed-end investment companies may purchase securities on margin. Following the Reorganization, therefore, Europe Fund shareholders will be invested in an open-end fund that has less flexibility in terms of leverage and borrowing, but that is accordingly subject to less risk with regard to its borrowing activities.

Shareholder Services. After the Reorganization, Europe Fund shareholders will have access to various services that are often available to shareholders in an open-end investment company. These will include participation in an exchange privilege, which allows shareholders of the EuroFund to exchange their shares for shares of certain other mutual funds advised by MLIM or its affiliates (and BlackRock Advisors and its affiliates after the completion of the transaction between MLIM and BlackRock) and the facility for shareholders to effect various transactions by telephone.

Minimum Investment. To reduce the administrative burdens incurred in monitoring numerous small accounts, the EuroFund imposes a minimum initial investment requirement of $1,000 and a minimum subsequent investment requirement of $50. The EuroFund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. Any such minimum investment requirement will not apply to existing Europe Fund shareholders at the time of Reorganization, except with respect to minimums for subsequent investments.

Performance Information

The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Europe Fund, please refer to the Europe Fund Annual Report. For more information concerning the performance of the EuroFund, please refer to the EuroFund Prospectus, the EuroFund SAI, and the EuroFund Annual Report.

Europe Fund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Common Stock
Return Before Taxes	5.82%	2.22%	9.59%
Return After Taxes on Distributions	4.24%	1.23%	7.37%
Return After Taxes on Distributions and Sale of Fund Shares	5.97%	1.59%	7.53%
MSCI Europe Index†††	9.42%	3.68%	9.38%

EuroFund

Average Annual Total Return

For The Periods Ended December 31, 2005

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes*	3.94%	4.07%	11.33%
Class B Shares
Return Before Taxes*	4.91%	4.05%	11.24%**
Return After Taxes on Distributions*	4.55%	4.03%	8.74%**
Return After Taxes on Distributions and Sale of Fund Shares *	3.39%	3.56%	8.47%**
Class C Shares—Return Before Taxes*	7.92%	4.39%	11.06%
Class I Shares†—Return Before Taxes*	10.00%	5.48%	12.22%
Class R Shares††—Return Before Taxes*	9.52%	5.22%	11.80%
MSCI Europe Index†††	9.42%	3.68%	9.38%

*	Includes all applicable fees and sales charges.
**	Class B shares automatically convert to Class A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
†	The returns for Class I shares do not reflect the Class I front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Class I shares would be lower.
††	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon the performance of the EuroFund’s Class I shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.
†††	The MSCI Europe Index is an unmanaged broad based capitalization-weighted index comprised of a representative sampling of large-, medium-, and small-capitalization companies in developed European countries. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares of the EuroFund; after-tax returns for other classes of shares will vary.

The combined fund will be named the BlackRock EuroFund following the completion of the transaction between MLIM and BlackRock. Because the combined fund will most closely resemble the EuroFund, the EuroFund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the EuroFund at the closing of the Reorganization.

Management of the Funds

Europe Fund. MLIMIL, located at 33 King William Street, London EC4R 9AS England, serves as the investment adviser to the Europe Fund. MLIMIL is responsible for the Europe Fund’s investment and business activities, and receives the management fee as compensation. MLIMIL is an affiliate of MLIM, which is a wholly owned subsidiary of Merrill Lynch.

Mr. Gavin P. Corr is primarily responsible for the day-to-day management of the Europe Fund’s portfolio and has been a portfolio manager of the Europe Fund since 2005. Mr. Corr has been a portfolio manager and Managing Director of MLIM since 2005. He was most recently at Morley Fund Management (from April 2002 to October 2004) where he was responsible for running institutional mandates and off-shore products. Prior to that, Mr. Corr worked at American Express Asset Management (from May 1995 to December 2001) where he was Chief Investment Director of International Mutual Funds. He has more than 15 years investment experience in European equities.

EuroFund. MLIM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the EuroFund. MLIM manages the EuroFund’s investments and its business operations subject to the oversight of the EuroFund’s Board of Trustees. MLIM has the responsibility for making all investment decisions for the EuroFund. MLIM has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM-U.K.”), an affiliate, under which MLIM may pay a fee for services it receives. MLAM-U.K., located at 33 King William Street, London EC4R 9AS England, manages the EuroFund’s day-to-day activities.

The EuroFund’s portfolio manager is James MacMillan, who is primarily responsible for the day-to-day management of the EuroFund’s portfolio and the selection of its investments and has been a portfolio manager of the EuroFund since 2000. Mr. MacMillan has been a Managing Director of MLIM since 2000 and was a Director of MLIM from 1993 to 2000. He has been a portfolio manager with MLAM-U.K. or its affiliates since 1993.

Combined Fund. As discussed below under “Investment Advisory Agreements—EuroFund,” following the Reorganization, it is expected that BlackRock Advisors will serve as investment adviser to the combined fund. The combined fund’s management team will be led by James MacMillan.

I nvestment Advisory Agreements

Europe Fund. MLIMIL provides investment advisory services to the Europe Fund pursuant to an investment advisory agreement (the “MLIMIL Advisory Agreement”). The MLIMIL Advisory Agreement provides that the Europe Fund will pay MLIMIL a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Europe Fund’s average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million.

A discussion regarding the basis for the Europe Fund Board’s approval of the MLIMIL Advisory Agreement is available in the Europe Fund’s most recent semi-annual report for the period ending June 30.

EuroFund. MLIM provides investment advisory services to the EuroFund pursuant to a management agreement (the “MLIM Management Agreement”). MLIM has also entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with MLAM-U.K. pursuant to which MLAM-U.K. provides investment advisory services to MLIM with respect to the EuroFund. Pursuant to the MLIM Management Agreement, MLIM receives for its services to the EuroFund monthly compensation at the annual rate of 0.75% of the average daily net assets of the EuroFund.

A discussion regarding the basis for the EuroFund Board’s approval of the MLIM Management Agreement is available in the EuroFund’s most recent Annual Report, a copy of which, accompanies this Combined Prospectus/Proxy Statement.

In connection with the transaction between MLIM and BlackRock, BlackRock Advisors will enter into an investment advisory agreement (the “New Investment Advisory Agreement”) with the EuroFund, subject to approval by the EuroFund Board and the EuroFund’s shareholders. Pursuant to the New Investment Advisory Agreement, the EuroFund will pay BlackRock Advisors at the same advisory fee rate described above with respect to the MLIM Management Agreement. The services provided by BlackRock Advisors and its affiliates under the New Investment Advisory Agreement are substantially the same in all material respects as the services provided by MLIM under the MLIM Management Agreement to the EuroFund.

The New Investment Advisory Agreement generally will provide that, subject to the oversight of the EuroFund Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the EuroFund’s assets with complete discretion in purchasing and selling securities and other assets for the EuroFund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the EuroFund, (b) supervise continuously the investment program of the EuroFund and the composition of its investment portfolio, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the EuroFund subject to the restrictions of the EuroFund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the EuroFund’s investment objectives and policies, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies and determinations of the EuroFund’s Board disclosed to BlackRock Advisors; and (d) provide investment research to the EuroFund.

Under the New Investment Advisory Agreement, BlackRock Advisors also will be obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the EuroFund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by the EuroFund’s custodian, transfer agent and dividend disbursing agent and other service providers) to the EuroFund. To the extent requested by the EuroFund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by the EuroFund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the EuroFund and consulting with the EuroFund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the EuroFund and monitoring financial and shareholder accounting services.

The New Investment Advisory Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the EuroFund. It is anticipated that pursuant to this provision, and in compliance with SEC rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-adviser to the EuroFund.

Combined Fund. If the shareholders of the Europe Fund approve the Reorganization, it is expected that the combined fund will be managed by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the MLIMIL Advisory Agreement, the MLIM Management Agreement and the New Investment Advisory Agreement.

BlackRock Advisors, MLIMIL and MLIM perform similar investment advisory roles for their respective Funds under the terms of their respective Advisory Agreements. At the time of the Reorganization, the combined fund will be subject to an advisory fee rate identical to the effective advisory fee rate currently paid by the Europe Fund. Unlike the Europe Fund’s advisory agreement, the EuroFund’s current management agreement and the combined fund’s anticipated advisory agreement do not include a breakpoint that would reduce the advisory fee as fund net assets increase beyond a certain asset level. Therefore, with respect to fund net assets in excess of $250 million, which is an asset level above that of the Europe Fund, the Europe Fund’s advisory fee would be lower than the advisory fee of the EuroFund or the combined fund. However, as discussed below, the Europe Fund pays a separate administration fee and the EuroFund does not and the combined fund will not pay a separate administration fee. Following the Reorganization, the EuroFund fee structure will apply.

A dministration Agreements

Europe Fund. The Europe Fund has entered into an administration agreement (the “Administration Agreement”) with Princeton Administrators, L.P. (the “Administrator”). The Administration Agreement provides that the Europe Fund will pay the Administrator a fee at the annual rate of 0.25% of the Europe Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Europe Fund, including maintaining certain books and records of the Europe Fund and preparing certain reports and documents required by laws and regulations, and provides it with administrative office facilities. The Administrator is a wholly-owned subsidiary of Merrill Lynch.

EuroFund. The EuroFund currently does not have a separate administration agreement and administrative services are provided to the EuroFund pursuant to the MLIM Management Agreement at no additional fee.

Combined Fund. Following the Reorganization, it is expected that administrative services will be provided to the combined fund by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above under “Investment Advisory Agreements—EuroFund.” No additional fee will be charged for providing administrative services.

O ther Service Providers

Europe Fund. The Bank of New York, Avenue des Arts 35, 1040 Brussels, Belgium, serves as the custodian for the Europe Fund. The Bank of New York, 101 Barclay Street—11 East, New York, New York 10286, serves as the transfer agent of the Europe Fund. Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103-7096, was the independent registered public accounting firm for the Europe Fund through June 30, 2006. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is currently the independent registered public accounting firm. As a closed-end investment company, the Europe Fund currently has no distributor or principal underwriter.

EuroFund. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the EuroFund’s custodian. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the EuroFund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the EuroFund. FAM Distributors, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of MLIM, serves as the distributor and principal underwriter for the EuroFund. State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the EuroFund.

Combined Fund. Following the Reorganization, the EuroFund’s current service providers will service the combined fund, except that after the closing of the transaction between MLIM and BlackRock, it is expected that BlackRock Distributors, Inc. will become the co-distributor and co-principal underwriter for the combined fund and PFPC, Inc. will serve as the transfer agent of the combined fund.

D istribution and Service Fees

Europe Fund. The Europe Fund does not have a plan of distribution.

EuroFund. The EuroFund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “EuroFund Distribution Plans”) that allow the EuroFund to pay distribution fees in connection with the sale of its Class A, Class B, Class C and Class R shares and shareholder servicing fees for certain services provided to its shareholders.

Under the EuroFund Distribution Plans, certain classes of the EuroFund pay annual service and distribution fees to FAM Distributors. These fees are used to cover the costs of the EuroFund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. The newly created Class I1 shares will not pay distribution or service fees and will not be subject to a distribution plan. Class I shares also do not pay distribution or service fees and are not subject to a distribution plan.

Combined Fund. Following the Reorganization, the combined fund will use the EuroFund Distribution Plans, as described above.

For more information on the EuroFund Distribution Plans, including a complete list of services provided thereunder, see the EuroFund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement).

P urchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the EuroFund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fees and Expenses” above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the EuroFund, which policies and procedures will be used by the combined fund.

The Class I1 shares of the EuroFund to be issued to the shareholders of the Europe Fund in the Reorganization will not be subject to any distribution, account maintenance fees or sales charges (including CDSCs). The Class I1 shares are similar to the existing Class I shares of the EuroFund, which are not subject to distribution or account maintenance fees or sales charges (including CDSCs), except that the Class I1 shares may be subject to a redemption fee of 2.00% on redemptions by sale or exchange of Class I1 shares made within six months after the closing of the Reorganization. Six months after the closing of the Reorganization, the Class I1 shares will automatically convert to Class I shares of the EuroFund. Class I shares are subject to a redemption fee of 2.00% on redemptions by sale or exchange of Class I shares made within 30 days of purchase or exchange. If, after the conversion of Class I1 shares to Class I shares, former Europe Fund shareholders redeem the EuroFund shares they received as a result of the Reorganization, they will not be subject to the Class I 2.00% redemption fee as they will have held the shares for more than 30 days. After the closing of the transaction between MLIM and BlackRock, it is anticipated that Class I shares will be re-designated Institutional shares.

Purchasing Shares. Shareholders may purchase shares of the EuroFund through a financial adviser, securities dealer, broker, investment adviser, service provider, transfer agent, or other financial intermediary by submitting a purchase order. The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The EuroFund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch generally charges a fee of $5.35.

The minimum initial investment for the EuroFund is $1,000 for all accounts, except for certain fee-based programs the minimum is $250, and for retirement plans, the minimum is $100. In addition, the minimums for initial investments may be waived under certain circumstances. There is a $50 minimum for all subsequent investments, except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums. The minimums for additional purchases may be waived under certain circumstances.

Exchanging Shares. EuroFund shareholders can exchange Class I shares of the EuroFund for shares of the same class of many other funds advised by MLIM. Shareholders must have held the shares used in the exchange for at least 15 calendar days before exchanging to another open-end fund. Shareholders who wish to exchange Class I shares for money market fund shares may exchange into Class A shares of Summit Cash Reserves Fund. The Class I1 shares received by Europe Fund shareholders as a result of the Reorganization will not have an exchange privilege. However, such shareholders will have the exchange privilege outlined above after the Class I1 shares convert to Class I shares.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Redeeming Shares. The price of a shareholder’s shares is based on the next calculation of net asset value after an order is placed. For a redemption request to be priced at the net asset value on the day of the request, a request must be submitted to the shareholder’s securities dealer or other financial intermediary prior to that day’s close of business on the NYSE (generally, 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35. No processing fee is charged if a shareholder redeems shares directly through the Transfer Agent. The EuroFund may reject an order to sell shares under certain circumstances.

A shareholder may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address in the EuroFund Prospectus. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If a redemption request is made before the EuroFund has collected payment for the purchase of shares, the EuroFund or the Transfer Agent may delay mailing the proceeds. This delay usually will not exceed ten days. Shareholders may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met.

Shareholders can choose to receive systematic payments from the EuroFund account either by check or through direct deposit to the shareholder’s bank account on a monthly or quarterly basis. If the shareholder holds Fund shares in a cash management account or retirement account offered by an affiliate of MLIM, the shareholder can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method the shareholder must have dividends automatically reinvested.

Following the Reorganization, the current shareholders of the Europe Fund will obtain the ability to redeem their shares at net asset value, subject to any applicable redemption fee.

Valuation of Shares. When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge or redemption fee. The EuroFund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the EuroFund may trade on weekends or other days when it does not price its shares. As a result, the EuroFund’s net asset value may change on days when you will not be able to purchase or redeem the EuroFund’s shares.

The EuroFund invests most of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments, and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in MLIM’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes more accurately reflects the fair value.

The Board has adopted valuation procedures for the EuroFund and has delegated the day-to-day responsibility for fair value determinations to MLIM’s Valuation Committee. Fair value determinations by MLIM that materially affect the EuroFund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, MLIM monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the EuroFund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by the EuroFund is traded and before the time as of which the EuroFund’s net asset value is calculated that day, a significant event has occurred that MLIM determines in the exercise of its judgment will cause a change in the value of that security from the closing price of the security on the principal market on which it is traded, MLIM will use its best judgment to determine a fair value for that security. MLIM believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Trustees to take those factors into account.

The EuroFund’s use of fair value pricing is designed to ensure that the EuroFund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the EuroFund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The EuroFund may accept orders from certain authorized financial intermediaries or their designees. The EuroFund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the EuroFund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

In connection with the Reorganization, the EuroFund will issue a new class of shares, Class I1. Class I1 shares will be subject to a 2.00% redemption fee for six months following the Reorganization after which the Class I1 shares will automatically convert to Class I shares.

Following the Reorganization, net asset value will be determined in a manner consistent with the EuroFund’s valuation procedures, as described above.

Market Timing

The following discussion describes the market timing policies of the EuroFund, which policies will be used by the combined fund. As a stock exchange-listed closed-end fund, the Europe Fund does not have market timing policies.

The EuroFund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the EuroFund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the EuroFund. Short-term or excessive trading may cause the EuroFund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the EuroFund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the EuroFund has adopted certain policies and procedures, which have been reviewed and approved by the EuroFund’s Board of Trustees, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the EuroFund for shares of another mutual fund advised by MLIM or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The EuroFund also generally charges a 2.00% redemption fee on redemptions (by sale or exchange) made within 30 days of the purchase or exchange of shares. The EuroFund will reject purchase orders from investors who have previously purchased and sold shares of the EuroFund within a fifteen day period. In addition, the EuroFund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if MLIM, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the EuroFund. For these purposes, Fund management considers an investor’s trading history in the EuroFund or other funds advised by MLIM or its affiliates, and accounts under common ownership or control. The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the EuroFund’s shares through such accounts.

Because the EuroFund invests most of its assets in foreign securities that may trade in markets that close before the time at which the EuroFund calculates its net asset value, it may be subject to the risks of time zone arbitrage—a market timing strategy that seeks to take advantage of changes in the value of the EuroFund’s portfolio holdings during the period between the close of the markets in which the EuroFund’s portfolio securities primarily trade and the close of the NYSE. For this reason, the EuroFund may, at times, fair value its portfolio securities in order to deter such market timing.

The EuroFund applies these policies to all shareholders (except that there are certain conditions under which the redemption fee will not be assessed). However, MLIM may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the EuroFund and so makes no representation that all such orders can or will be rejected.

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the EuroFund may be found in the EuroFund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement. The Europe Fund Annual Report is available upon request.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Europe Fund will transfer substantially all of its assets and certain stated liabilities to the EuroFund in exchange for newly created Class I1 shares of the EuroFund. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the EuroFund issued to the Europe Fund will have an aggregate net asset value equal to the aggregate net asset value of the Europe Fund’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Europe Fund of the shares of the EuroFund, the Europe Fund will distribute the shares to its shareholders. Then, as soon as practicable after the date of the closing of the Reorganization (the “Closing Date”), the Europe Fund will be dissolved under Maryland state law.

The distribution of EuroFund shares to Europe Fund shareholders will be accomplished by opening new accounts on the books of the EuroFund in the names of the Europe Fund shareholders and transferring to those shareholder accounts the shares of the EuroFund. Such newly-opened accounts on the books of the EuroFund will represent the respective pro rata number of shares of the newly created class of the EuroFund that the Europe Fund receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, each Europe Fund shareholder will own newly created Class I1 shares of the EuroFund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Europe Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either the Europe Fund or the EuroFund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the Funds.

No sales charge or fee of any kind will be assessed to the Europe Fund shareholders in connection with their receipt of shares of the EuroFund in the Reorganization. The newly-created Class I1 shares will be subject to a 2.00% redemption fee for the first six months following the Reorganization after which the Class I1 shares will automatically convert to Class I shares.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, on the Closing Date, the Europe Fund will transfer to the EuroFund substantially all of its assets in exchange solely for newly created Class I1 shares of the EuroFund. The net asset value of the Class I1 shares issued by the EuroFund will be equal to the value of the assets of the Europe Fund transferred to the EuroFund as of the Closing Date, as determined in accordance with the EuroFund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties reduced by the value of certain stated liabilities of the Europe Fund provided for in an agreed upon schedule prior to the Closing Date that is assumed by the EuroFund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Europe Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Europe Fund expects to distribute the shares of the EuroFund to the shareholders promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Europe Fund will be canceled. Thereafter, the Europe Fund will be dissolved under Maryland law and will terminate its registration under the 1940 Act.

The EuroFund and the Europe Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Europe Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the EuroFund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Europe Fund to distribute to its shareholders all of its undistributed net investment income and net capital gains; and

•	an opinion of counsel relating to, among other things, the tax free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Europe Fund.

The Europe Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Europe Fund’s shareholders (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Europe Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Europe Fund’s Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the Europe Fund and the EuroFund are similar and both Funds are “diversified” investment companies. See “Comparison of the Europe Fund and the EuroFund—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders’ current investment. MLIM currently anticipates disposing of a significant portion of the holdings of the Europe Fund prior to the closing of the Reorganization based on MLIM’s evaluation of the portfolio holdings. Consequently, transaction costs in restructuring the portfolio holdings of the Europe Fund are anticipated to be incurred by the Europe Fund (not the EuroFund) prior to the closing of the Reorganization. However, MLIM has advised that neither the Europe Fund nor the combined fund will dispose of holdings in the Europe Fund portfolio to such an extent that it would adversely affect the tax free nature of the Reorganization for federal income tax purposes.

•	It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•	It is expected that the combined fund will have net operating expenses below those of the Europe Fund prior to the Reorganization.

Shareholders of the Europe Fund are expected to experience lower net operating expenses in the combined fund than they had in the Europe Fund prior to the Reorganization. As discussed above, at the time of the Reorganization, the combined fund will be subject to an advisory fee rate identical to the effective advisory fee rate currently paid by the Europe Fund. Unlike the Europe Fund’s advisory agreement, the EuroFund’s current management agreement and the combined fund’s anticipated advisory agreement do not include a breakpoint that would reduce the advisory fee as fund net assets increase beyond a certain asset level. However, the Europe Fund pays a separate administration fee and the EuroFund does not and the combined fund will not pay a separate administration fee. See “Summary—Fees and Expenses” and “Comparison of the Europe Fund and the EuroFund—Investment Advisory Agreements” and “Comparison of the Europe Fund and the EuroFund—Administration Agreements.”

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax free transaction.

The Reorganization provides for a tax free transfer of substantially all of the assets and certain stated liabilities of the Europe Fund in exchange for shares of the EuroFund. Shareholders will receive EuroFund shares equivalent to the aggregate net asset value of their Europe Fund shares, and will pay no federal income tax on the transaction.

•	The costs associated with the Reorganization will be absorbed by MLIM or its affiliates, and will not be borne by shareholders.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by MLIM or its affiliates. Shareholders will not have to pay any sales charge on the EuroFund shares received in the Reorganization.

•	The market price discount at which shares of the Europe Fund have been trading and the fact that as shareholders of the EuroFund they will be able to redeem their shares on any day at net asset value, less any applicable redemption fees, thereby avoiding any sales at a market price discount (although they also forego any sales at a potential market price premium).

In recent years the Europe Fund shares have traded at a discount to net asset value, which means that shareholders wishing to sell their shares were not able to realize the full net asset value for those shares. The discount to net asset value ranged from a high of 14.46% to a low of 0.41%. Following the Reorganization, Europe Fund shareholders will be invested in an open-end fund and will be able to redeem their shares at full net asset value, less a 2.00% redemption fee on redemptions (exchanges or purchases) made within the six months following the Reorganization. After six months, the Class I1 shares will automatically convert to Class I shares. While such shareholders will forgo the potential to receive a premium for their shares, they are assured that on the date of redemption they will never realize less than net asset value, less the applicable redemption fee.

•	The relative performance histories of each Fund.

The Board reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the EuroFund, the EuroFund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the EuroFund at the closing of the Reorganization.

In addition, the Board also considered the following factor in connection with approving the Reorganization:

•	The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

For these and other reasons, the Europe Fund Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Europe Fund and its shareholders and that the interests of any existing shareholders of the Europe Fund will not be diluted with respect to net asset value as a result of the consummation of the proposed Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

By a separate notice and proxy statement, shareholders of the Europe Fund are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by shareholders of the Europe Fund but the investment advisory agreement with BlackRock Advisors is approved, the Europe Fund will continue to operate for the time being as a separate closed-end fund advised by BlackRock Advisors, and the Europe Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by shareholders of the Europe Fund, the Europe Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the Europe Fund Board may be required to liquidate the Europe Fund. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Europe Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that the Europe Fund and the EuroFund receive an opinion from Sidley Austin LLP, counsel to the EuroFund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the EuroFund and the Europe Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by either the Europe Fund or by the EuroFund upon the transfer of substantially all of the assets of the Europe Fund to the EuroFund solely in exchange for the shares of the EuroFund and the assumption by the EuroFund of certain stated liabilities of the Europe Fund, or upon the distribution of the shares of the EuroFund by the Europe Fund to its shareholders in the subsequent liquidation of the Europe Fund.

•	No gain or loss will be recognized by a shareholder of the Europe Fund who exchanges all of his, her or its shares of the Europe Fund solely for the shares of the EuroFund pursuant to the Reorganization.

•	The tax basis of the shares of the EuroFund received by a shareholder of the Europe Fund pursuant to the Reorganization (including any fractional shares) will be the same as the tax basis of the shares of the Europe Fund surrendered in exchange therefor.

•	The EuroFund’s tax basis in assets of the Europe Fund received by the EuroFund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Europe Fund immediately prior to the Reorganization, and the EuroFund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Europe Fund.

The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of the EuroFund and the Europe Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The EuroFund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Europe Fund and its shareholders.

Prior to the Closing Date, the Europe Fund will declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the Europe Fund may be sold in connection with the Reorganization in accordance with the portfolio manager’s evaluation of the portfolio holdings. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Europe Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Europe Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

For five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Europe Fund with capital loss carryforwards attributable to the EuroFund.

Shareholders of the Europe Fund may sell their shares through a registered broker-dealer at any time prior to the closing of the Reorganization. Generally, these are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

MLIM or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs. MLIM or its affiliates have agreed to bear the direct and indirect expenses incurred by the Europe Fund and the EuroFund in connection with the purchase and sale of assets and liquidation and dissolution of the Europe Fund, including all direct and indirect expenses and out-of-pocket costs.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14;

portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the EuroFund will establish a position for each Europe Fund shareholder on the books of the EuroFund containing the appropriate number of shares of the EuroFund to be received in the Reorganization.

It will not be necessary for shareholders of the Europe Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Europe Fund, such certificates will become null and void. Generally, no certificates for the EuroFund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, which serves as counsel to the EuroFund. Certain legal matters concerning the issuance of shares of the EuroFund will be passed on by Bingham McCutchen LLP, Massachusetts counsel to the EuroFund.

OTHER INFORMATION

Capitalization

The following table sets forth as of April 30, 2006: (i) the unaudited capitalization of the Europe Fund; (ii) the unaudited capitalization of the EuroFund; and (iii) the unaudited pro forma combined capitalization of the combined fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of EuroFund’s daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Europe Fund*
Common Stock	$126,429,358	$12.56	10,066,319

EuroFund*
Class A	$381,620,860	$21.26	17,947,564
Class B	$109,942,706	$18.40	5,974,333
Class C	$53,924,109	$17.72	3,043,482
Class I	$297,522,821	$21.51	13,832,047
Class R	$1,617,710	$18.49	87,484

Total	$844,628,206

Pro Forma Combined Fund*
Class A	$381,620,860	$21.26	17,947,564
Class B	$109,942,706	$18.40	5,974,333
Class C	$53,924,109	$17.72	3,043,482
Class I	$297,522,821	$21.51	13,832,047
Class I1**	$126,429,358	$21.51	5,877,791
Class R	$1,617,710	$18.49	87,484

Total	$971,057,564

*	Includes certain pro forma adjustments including distribution of undistributed net investment and/or capital gains, where applicable.
**	Class I1 shares will automatically convert to Class I shares of the combined fund six months after the closing of the Reorganization.

S hareholder Information

As of July 24, 2006, there were 10,066,319 shares of the Europe Fund outstanding. As of such date, the Directors and officers of the Europe Fund as a group owned less than 1% of the outstanding shares of the Europe Fund. As of July 24, 2006, no person was known by the Europe Fund to own beneficially or of record 5% of the shares of the Europe Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Karpus Investment Management 800 Scudders Mill Road Plainsboro, NJ 08536	Common Stock	8.39%	8.39%	1.23%

Wachovia Corporation 800 Scudders Mill Road Plainsboro, NJ 08536	Common Stock	7.66%	7.66%	1.12%

As of July 24, 2006, there were 40,324,752 shares of the EuroFund outstanding. As of July 24, 2006, the Trustees and officers of the EuroFund as a group owned less than 1% of the outstanding shares of the EuroFund. As of July 24, 2006, no person was known by the EuroFund to own beneficially or of record 5% or more of any class of shares of the EuroFund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Co., FSB* TTEE FBO Daimler Chrysler Corporate Salaried EES Savings Plan 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	15.84%	5.43%	4.82%

Merrill Lynch Trust Co., FSB* TTEE FBO Mashantucket Pequot Tribe 401(k) 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	9.90%	3.39%	3.01%

Merrill Lynch Trust Co., FSB* TTEE FBO Merrill Lynch 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	7.90%	2.71%	2.40%

Merrill Lynch Trust Co., FSB* TTEE FBO Daimler Chrysler Corp. Hourly EES Deferred Pay Plan 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	6.25%	2.14%	1.90%

Frontier Trust Co FSB TTEE FBO* FSB Trustee FBO FEI, Inc.	Class R	14.62%	0.03%	0.03%

JP Morgan Chase TTEE* FBO Glass America Midwest 401(k) 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	13.60%	0.03%	0.02%

Merkle Engineers P/S Plan 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	8.77%	0.02%	0.02%

JP Morgan Chase TTEE FBO Colonial Country Club 401(k) 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	8.25%	0.02%	0.01%

JP Morgan Chase TTEE FBO Financial Database Service 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	5.86%	0.01%	0.01%
*	The Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Shareholder Rights and Obligations

The Europe Fund shareholders will have fewer voting opportunities following the Reorganization, since the EuroFund ordinarily will not hold regular shareholder meetings. The Europe Fund shares presently are listed on the NYSE. NYSE rules generally require a listed company to hold annual shareholder meetings for the election of directors. Following the Reorganization, Europe Fund shareholders will be invested in an open-end fund for which voting for the election of directors is determined solely by reference to the 1940 Act, the EuroFund’s Declaration of Trust and Massachusetts law governing business trusts.

The Europe Fund is organized under the laws of the State of Maryland. The EuroFund is a business trust organized under the laws of the Commonwealth of Massachusetts. The authorized capital stock of the Europe Fund is 100,000,000 shares of common stock, par value $0.001 per share. Under its organizational documents, the EuroFund is authorized to issue unlimited shares of beneficial interest, par value $0.10 per share. The EuroFund Board may, without limitation, classify or reclassify any unissued shares into one or more additional classes. The EuroFund currently offers five classes of shares (Class A, Class B, Class C, Class I and Class R), and, in connection with the Reorganization, will continue to issue those five classes of shares and will also issue to the Europe Fund in the Reorganization newly created Class I1 shares, which will automatically convert to Class I shares six months after the completion of the Reorganization.

Each of the Europe Fund and the EuroFund will continue indefinitely until terminated.

With respect to the EuroFund, shares of the same class have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each class of shares within such Fund bears its own expenses related directly and indirectly to its distribution of shares.

Unless (i) the EuroFund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the EuroFund, all shares entitled to vote are voted in the aggregate and not by class.

There are no preemptive rights in connection with shares of the Europe Fund or the EuroFund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the EuroFund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust of the EuroFund provides that shareholders shall not be subject to any personal liability in connection with the assets of the EuroFund or for the acts, obligations or affairs of the EuroFund. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and also provides that the EuroFund shall reimburse shareholders for all legal and other expenses reasonably incurred in connection with any such claim or liability.

The EuroFund distributes substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in the EuroFund Prospectus. The EuroFund will also distribute all net realized capital gains, if any, as set forth in the EuroFund Prospectus. From time to time, the EuroFund may declare a special distribution at or about the end of the calendar year in order to comply with federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the EuroFund has net income from certain foreign currency transactions, such income will be distributed at least annually. The Europe Fund pays dividends monthly and distributes all or a portion of its net investment income monthly. Net capital gains, if any, are distributed to Europe Fund shareholders at least annually.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Europe Fund and the EuroFund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Europe Fund currently holds regular annual meetings of shareholders, while the EuroFund does not. As a general matter, the EuroFund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the Europe Fund will hold future regular annual meetings of its shareholders. If a shareholder of the Europe Fund intends to present a proposal at the 2007 Annual Meeting of Shareholders, which is anticipated to be held in August 2007, and desires to have the proposal included in the Europe Fund’s proxy statement and form of proxy card for that meeting, the shareholder must deliver the proposal to the offices of the Europe Fund by March 22, 2007. The persons named as proxies in the proxy materials for the 2007 Annual Meeting of Shareholders for the Europe Fund may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Europe Fund by June 11, 2007. Written proposals and notices should be sent to the Secretary of the Europe Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of the Europe Fund and the Europe Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about August 14, 2006. Europe Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Europe Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Europe Fund has retained Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Europe Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with combination of the Europe Fund with the EuroFund are estimated to be approximately $35,500, all of which will be borne by MLIM or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Europe Fund. Representatives of MLIM and its affiliates and other representatives of the Europe Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-821-2606.

Computershare and its agents will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization in which the Europe Fund will be acquired by the EuroFund and the solicitation of proxies by and on behalf of the Europe Fund Board for use at the Special Meeting of shareholders of the Europe Fund. The Special Meeting will be held on Wednesday, September 20, 2006 at 9:00 a.m., Eastern time, at the offices of MLIM at 800 Scudders Mill Road, Plainsboro, NJ 08536, or at such later time as is made necessary by adjournment or postponement.

As of July 24, 2006, the Europe Fund had 10,066,319 shares outstanding.

Shareholder Approval

Approval by the Europe Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. If the shareholders fail to approve the proposed

Reorganization, the Reorganization will not occur. The Europe Fund Board has fixed the close of business on July 24, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Europe Fund shareholders on the Record Date are entitled to one vote for each share held, with fractional shares voting proportionately and with no shares having cumulative voting rights.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Europe Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments thereof. The Europe Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of the Europe Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Europe Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Europe Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Europe Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Those proxies that are instructed to vote in favor of the Reorganization, will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the Europe Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposed Reorganization. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Europe Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Europe Fund, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-866-752-6486 toll-free between 9 a.m. and 6 p.m. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

Internet Voting. To vote over the internet, please log on to www.vote.proxy-direct.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy forms by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Europe Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

August 8, 2006

APPENDIX A

INVESTMENT RESTRICTIONS

Merrill Lynch EuroFund

The Fund may not:

(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund’s Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

(e) Change its policy of investing at least 80% of its assets, under normal circumstances, in equity securities (as defined in the Prospectus) of companies located in Europe without 60 days’ prior written notice to shareholders.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted and may cause the Fund to forego a favorable investment opportunity. The market for such rights is not well developed, and accordingly, the Fund may not always realize the full value on the sale of rights.

The Europe Fund, Inc.

The Fund may not:

(1) Purchase securities on margin, except such short-term credits as may be necessary or routine for clearance of transactions and the maintenance of margin with respect to futures, forward contracts, options and warrants.

(2) Make short sales of securities or maintain a short position with respect to securities.

(3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as described under “Investment objective and policies-Borrowing,” and may also pledge its assets to secure its borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

(4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, (a) 25 per cent. or more of the Fund’s total assets would then be invested in securities of any single industry, or (b) as to 75 per cent. of the Fund’s total assets (i) more than 5 per cent. of the Fund’s total assets would then be invested in securities of any single issuer or (iii) the Fund would own more than 10 per cent. of the voting securities of any single issuer.

(5) Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities, may purchase and sell futures contracts on stock indices and currencies, and related options, may enter into forward currency exchange contracts and may purchase and sell put and call options and write covered call options on stocks, currencies and stock indices.

(6) Make loans, provided that the Fund may (a) acquire debt securities as described herein, (b) enter into repurchase agreements (repurchase agreements with a maturity of longer than seven days together with securities that are not readily marketable being limited to 20 per cent. of the Fund’s total assets) and (c) lend portfolio securities in an amount not to exceed 25 per cent. of the Fund’s total assets.

(7) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

The following additional restrictions are not fundamental policies of the Fund and may be changed by the Board of Directors:

The Fund may not:

A. Make investments for the purpose of exercising control over, or management of, issuers of any securities. Substantial stock ownership may occasionally confer on the Fund the ability to influence policies of portfolio companies. In addition, the Fund’s management may consult with and advise the managements of portfolio companies with respect to the operating and financial policies of portfolio companies.

B. Participate on a joint and several basis in any trading account in securities.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of August, 2006, by and between Merrill Lynch EuroFund, a registered investment company and a Massachusetts business trust (the “Acquiring Fund”), and The Europe Fund, Inc., a registered investment company and a Maryland corporation (the “Target Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund in exchange for newly-created Class I1 shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is an open-end registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), the Target Fund is a closed-end, registered management investment company within the meaning of the 1940 Act and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Directors of the Target Fund has determined that the Reorganization is in the best interest of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND STATED LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of newly-created Class I1 shares of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of the liabilities of the Target Fund, attributable to the shares of common stock of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Target Fund’s portfolio securities and other investments and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the Board of Directors of the Target Fund, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, within 3 days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Target Fund will dispose of securities and other instruments on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the list described above, the Target Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolio, securities or other investments, if, in the reasonable judgment of the Board of Directors on behalf of the Target Fund or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interest of the Target Fund and (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund’s Board of Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interest of the Acquiring Fund.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Target Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders holding Target Fund shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur during the fourth quarter of 2006, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP at 787 Seventh Avenue, New York, New York, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its Custodian, The Bank of New York (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, Brown Brothers Harriman & Co., for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, The Bank of New York, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1	REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund, as follows:

(a) The Target Fund is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”) as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of, Maryland law or any provision of the Target Fund’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of December 31, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended December 31, 2005, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of Target Fund’s Assets or the discharge of the Target Fund’s liabilities shall not constitute material adverse change.

(j) Since December 31, 2005 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Fund has 100,000,000 authorized shares of common stock of which, as of July 24, 2006, there were outstanding 10,066,319 shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and upon delivery of the Assets and the filing of any documents that may be required under Maryland state law the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

(n) The Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Target Fund. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the date of the Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of the Agreement by the Target Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than September 20, 2006 (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund. From the effective date of the Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund will not result in the violation of Massachusetts law or any provision of the Acquiring Fund’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring

Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended April 30, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended October 31, 2005 and the unaudited financial statements for the six months ended April 30, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Fund has an unlimited number of authorized shares of beneficial interest, par value $0.10 per share, of which, as of July 24, 2006, there were outstanding 40,324,752 shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Acquiring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquiring Fund’s transfer agent as provided in paragraph 3.4. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(k) At the Closing Date, the Acquiring Fund, will have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date.

(l) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the date of the Reorganization and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the Assets and Stated Liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of Assets and Stated Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Target Fund.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to the Acquiring Fund, to render the tax opinion required (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein.

6.2 The Target Fund shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund.

(d) Assuming the Agreement is a valid and binding obligation of the Target Fund, the Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms.

In giving their opinion, Sidley Austin LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

6.3 The Target Fund shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Fund is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Acquiring Fund under the applicable laws of the Commonwealth of Massachusetts.

(c) The Agreement has been duly executed and delivered by the Acquiring Fund under the applicable laws of the Commonwealth of Massachusetts.

(d) The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Fund.

(e) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions hereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts.

(f) No Massachusetts governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund.

(g) The Acquiring Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Fund and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Target Fund approving this Agreement and the transactions contemplated herein.

7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s Assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, as of the Closing Date, certified by the Treasurer of the Target Fund.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Acquiring Fund shall have received on the Closing Date an opinion from Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is registered as a closed-end management investment company under the 1940 Act.

(b) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund.

(d) Assuming the Agreement is a valid and binding obligation of the Acquiring Fund, the Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Sidley Austin LLP as to matters of Maryland law.

7.5 The Acquiring Fund shall have received on the Closing Date an opinion from Sidley Austin LLP, as special Maryland counsel to the Target Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Target Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Target Fund under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Target Fund under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the charter or the by-laws of the Target Fund.

(e) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

(f) No Maryland governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fees payable for services provided to the Target Fund, or any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.7 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquired Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund’s articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquired Fund or the Target Fund or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Target Fund and the Acquiring Fund shall have received an opinion of Sidley Austin LLP, counsel to the Acquiring Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of substantially all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization, including fractional shares to which he, she or it may be entitled, will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Fund and the Target Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, Merrill Lynch & Co., Inc. or one of its affiliates shall bear the direct and indirect expenses incurred by the Acquiring Fund and the Target Fund, in connection with the purchase and sale of assets and liquidation and dissolution of the Target Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Target Fund, and the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Target Fund or the Acquiring Fund may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both of the parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Target Fund, or their respective Board of Trustees/Directors or officers, to any other party or its Board of Trustees/Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Target Fund as specifically authorized by their respective Board of Trustees/Directors; provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Fund. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Fund on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Fund, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Fund’s declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to Merrill Lynch EuroFund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr.; or to The Europe Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr.; or to any other address that the Acquiring Fund or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MERRILL LYNCH EUROFUND

By:

Name: Donald C. Burke

Title: Treasurer

THE EUROPE FUND, INC.

By:

Name: Donald C. Burke

Title: Treasurer

THE EUROPE FUND, INC.

MERRILL LYNCH EUROFUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

August 8, 2006

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of The Europe Fund, Inc. (the “Europe Fund”), a Maryland corporation, into Merrill Lynch EuroFund (the “EuroFund”), a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders of the Europe Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated August 4, 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all of the assets of, and the assumption of certain stated liabilities of, the Europe Fund in exchange for shares of the EuroFund. The Europe Fund would distribute the EuroFund shares it receives to its shareholders in complete liquidation of the Europe Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Merrill Lynch EuroFund, 800 Scudders Mill Road, Plainsboro, NJ 08536, or by calling 1-800-995-6526.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the EuroFund and the Europe Fund	SAI-2
Financial Statements	SAI-2
Pro Forma EuroFund Portfolio of Investments as of April 30, 2006 (Unaudited)	SAI-3
Pro Forma EuroFund Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)	SAI-9
Pro Forma EuroFund Statement of Operations for the year ended April 30, 2006 (Unaudited)	SAI-11
Notes to Pro Forma Financial Statements (Unaudited)*	SAI-12

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

ADDITIONAL INFORMATION ABOUT

THE EUROFUND AND THE EUROPE FUND

For the EuroFund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the EuroFund dated February 24, 2006, as supplemented, as filed with the Securities and Exchange Commission (the “SEC”).

For the Europe Fund: Incorporates by reference the Annual Report to Shareholders for the year ended December 31, 2005, as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the EuroFund Prospectus for existing Class A, Class B, Class C, Class I and Class R shares (the “EuroFund Prospectus”) dated February 24, 2006 (and as currently supplemented), (ii) the Annual Report to Shareholders of the EuroFund for the fiscal year ended October 31, 2005 (the “EuroFund Annual Report”), (iii) the Semi-Annual Report to Shareholders of the EuroFund for the period ended April 30, 2006, and (iv) the Annual Report to Shareholders of the Europe Fund for the fiscal year ended December 31, 2005. Each of these reports contains historical financial information regarding the Funds and have been filed with the SEC. The financial statements therein, and, in the case of the Annual Reports, the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on April 30, 2006. The unaudited pro forma statement of operations reflects expenses for the twelve months ended April 30, 2006. The pro forma financial statements give effect to the proposed exchange of shares of the EuroFund for the assets and certain stated liabilities of the Europe Fund, with the EuroFund being the surviving entity. The proposed transaction will be accounted for as a tax free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders’ current investment. Merrill Lynch Investment Managers, L.P. (“MLIM”) currently anticipates disposing of a significant portion of the holdings of the Europe Fund prior to the closing of the Reorganization based on MLIM’s evaluation of the portfolio holdings. Consequently, transaction costs in restructuring the portfolio holdings of the Europe Fund are anticipated to be incurred by the Europe Fund (not the EuroFund) prior to the closing of the Reorganization. However, MLIM has advised that neither the Europe Fund nor the combined fund will dispose of holdings in the Europe Fund portfolio to such an extent that it would adversely affect the tax free nature of the Reorganization for federal income tax purposes.

Pro forma financial statements of the EuroFund are provided on the following pages.

SAI-2

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR

MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED)

Country	Industry	Shares Held			Common Stocks	Value
		Merrill Lynch EuroFund	Europe Fund	Pro Forma Merrill Lynch EuroFund Combined		Merrill Lynch EuroFund (in $)	Europe Fund (in $)	Pro Forma Merrill Lynch EuroFund Combined (in $)
Austria—0.4%	Commercial Banks—0.2%	—	11,415	11,415	Bank Austria Creditanstalt AG	—	1,492,964	1,492,964
	Oil, Gas & Consumable Fuels—0.2%	`—	29,227	29,227	OMV AG	—	2,028,922	2,028,922

					Total Common Stocks in Austria	—	3,521,886	3,521,886
Belgium—0.8%	Leisure Equipment & Products—0.8%	389,580	—	389,580	AGFA—Gevaert NV	7,886,116	—	7,886,116

					Total Common Stocks in Belgium	7,886,116	—	7,886,116
Finland—2.3%	Electric Utilities—2.3%	813,477	80,760	894,237	Fortum Oyj	20,514,454	2,036,625	22,551,079

					Total Common Stocks in Finland	20,514,454	2,036,625	22,551,079
France—18.2%	Automobiles—3.4%	211,748	—	211,748	Peugeot SA	13,896,571	—	13,896,571
		165,732	—	165,732	Renault SA	19,206,349	—	19,206,349

						33,102,920	—	33,102,920
	Commercial Banks—6.0%	276,012	32,737	308,749	BNP Paribas	26,041,164	3,088,669	29,129,833
		30,764	3,022	33,786	BNP Paribas (a)	2,803,703	275,412	3,079,115
		587,854	—	587,854	Credit Agricole SA	23,651,299	—	23,651,299
		—	18,001	18,001	Societe Generale ‘A’	—	2,745,942	2,745,942

						52,496,166	6,110,023	58,606,189
	Construction & Engineering—1.8%	122,860	23,037	145,897	Vinci SA	12,187,417	2,285,215	14,472,632
		22,338	4,188	26,526	Vinci SA—New Shares (a)	2,180,703	408,845	2,589,548

						14,368,120	2,694,060	17,062,180
	Electrical Equipment—0.2%	—	21,277	21,277	Schneider Electric SA	—	2,405,445	2,405,445
	Food & Staples Retailing—1.7%	282,190	—	282,190	Carrefour SA	16,344,107	—	16,344,107
	Food Products—0.3%	—	20,004	20,004	Groupe Danone	—	2,492,090	2,492,090
	Insurance—0.3%	—	79,679	79,679	AXA (a)	—	2,919,700	2,919,700
	Machinery—0.2%	—	1,597	1,597	Vallourec SA	—	2,072,014	2,072,014
	Metals & Mining—0.2%	—	50,383	50,383	Arcelor	—	2,068,961	2,068,961
	Oil, Gas & Consumable Fuels—4.1%	127,960	16,743	144,703	Total SA	35,331,770	4,623,006	39,954,776

					Total Common Stocks in France	151,643,083	25,385,299	177,028,382

SAI-3

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR

MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Country	Industry	Shares Held			Common Stocks	Value
		Merrill Lynch EuroFund	Europe Fund	Pro Forma Merrill Lynch EuroFund Combined		Merrill Lynch EuroFund (in $)	Europe Fund (in $)	Pro Forma Merrill Lynch EuroFund Combined (in $)
Germany—15.7%	Air Freight & Logistics—2.0%	709,099	—	709,099	Deutsche Post AG	18,873,697	—	18,873,697
	Auto Components—0.2%	—	18,970	18,970	Continental AG	—	2,255,028	2,255,028
	Capital Markets—0.3%	—	25,806	25,806	Deutsche Bank AG	—	3,163,540	3,163,540
	Chemicals—1.9%	194,197	21,061	215,258	BASF AG (a)	16,624,420	1,802,947	18,427,367
	Construction & Engineering—1.5%	208,463	—	208,463	Hochtief AG	14,232,424	—	14,232,424
	Electric Utilities—0.2%	—	16,442	16,442	E.ON AG (a)	—	1,999,252	1,999,252
	Industrial Conglomerates—2.9%	266,771	32,707	299,478	Siemens AG	25,202,898	3,089,958	28,292,856
	Insurance—1.7%	100,472	—	100,472	Allianz AG Registered Shares	16,794,481	—	16,794,481
	Metals & Mining—2.3%	659,747	—	659,747	ThyssenKrupp AG	21,715,380	—	21,715,380
	Multi-Utilities—2.0%	195,973	29,281	225,254	RWE AG	16,964,068	2,534,660	19,498,728
	Software—0.3%	—	13,095	13,095	SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung)	—	2,856,959	2,856,959
	Specialty Retail—0.2%	—	76,379	76,379	Praktiker Bau—und Heimwerkermaerket Holding AG	—	2,284,048	2,284,048
	Thrifts & Mortgage Finance—0.2%	—	30,573	30,573	Hypo Real Estate Holding AG	—	2,134,299	2,134,299

					Total Common Stocks in Germany	130,407,368	22,120,691	152,528,059
Hungary—1.3%	Oil, Gas & Consumable Fuels—1.3%	102,595	—	102,595	Mol Magyar Olaj—es Gazipari Rt.	12,190,246	—	12,190,246

					Total Common Stocks in Hungary	12,190,246	—	12,190,246
Ireland—0.7%	Commercial Banks—0.5%	—	98,308	98,308	Allied Irish Banks Plc	—	2,371,419	2,371,419
		—	120,172	120,172	Bank of Ireland	—	2,243,376	2,243,376

						—	4,614,795	4,614,795
	Construction Materials—0.2%	—	55,767	55,767	CRH Plc	—	2,037,163	2,037,163

					Total Common Stocks in Ireland	—	6,651,958	6,651,958
Italy—9.4%	Commercial Banks—3.7%	1,429,446	—	1,429,446	Capitalia SpA	12,388,160	—	12,388,160
		2,761,260	375,823	3,137,083	UniCredito Italiano SpA	20,775,449	2,827,655	23,603,104

						33,163,609	2,827,655	35,991,264
	Electric Utilities—1.2%	1,372,313	—	1,372,313	Enel SpA	11,851,535	—	11,851,535
	Insurance—1.4%	317,174	53,264	370,438	Assicurazioni Generali SpA	11,870,003	1,993,366	13,863,369

SAI-4

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR

MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Country	Industry	Shares Held			Common Stocks	Value
		Merrill Lynch EuroFund	Europe Fund	Pro Forma Merrill Lynch EuroFund Combined		Merrill Lynch EuroFund (in $)	Europe Fund (in $)	Pro Forma Merrill Lynch EuroFund Combined (in $)
Italy (continued)	Oil, Gas & Consumable Fuels—3.1%	968,619	—	968,619	ENI SpA	29,551,378	—	29,551,378

					Total Common Stocks in Italy	86,436,525	4,821,021	91,257,546
Netherlands—3.5%	Chemicals—0.1%	—	14,705	14,705	Akzo Nobel NV	—	845,398	845,398
	Diversified Financial Services—3.1%	744,773	—	744,773	ING Groep NV CVA	30,264,876	—	30,264,876
	Food & Staples Retailing—0.0%	22,230	—	22,230	Koninklijke Ahold NV (a)	183,413	—	183,413
	Household Durables—0.3%	—	77,744	77,744	Koninklijke (Royal) Philips Electronics NV	—	2,678,396	2,678,396

					Total Common Stocks in the Netherlands	30,448,289	3,523,794	33,972,083
Norway—1.8%	Oil, Gas & Consumable Fuels—1.8%	538,548	—	538,548	Statoil ASA	17,697,328	—	17,697,328

					Total Common Stocks in Norway	17,697,328	—	17,697,328
Spain—3.4%	Commercial Banks—3.2%	1,271,888	—	1,271,888	Banco Bilbao Vizcaya Argentaria SA	28,053,408	—	28,053,408
		—	193,781	193,781	Banco Santander Central Hispano SA	—	2,999,948	2,999,948

						28,053,408	2,999,948	31,053,356
	Tobacco—0.2%	—	43,923	43,923	Altadis SA	—	2,081,428	2,081,428

					Total Common Stocks in Spain	28,053,408	5,081,376	33,134,784
Sweden—4.5%	Commercial Banks—1.7%	560,970	—	560,970	Svenska Handelsbanken Class A	16,063,954	—	16,063,954
	Diversified Financial Services—2.3%	1,131,872	—	1,131,872	Investor AB	22,067,964	—	22,067,964
	Metals & Mining—0.1%	—	31,895	31,895	SSAB Svenskt Stal AB	—	1,874,195	1,874,195
	Paper & Forest Products—0.2%	—	43,634	43,634	Svenska Cellulosa AB	—	1,970,259	1,970,259
	Tobacco—0.2%	—	147,698	147,698	Swedish Match AB	—	2,209,731	2,209,731

					Total Common Stocks in Sweden	38,131,918	6,054,185	44,186,103

SAI-5

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR

MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Country	Industry	Shares Held			Common Stocks	Value
		Merrill Lynch EuroFund	Europe Fund	Pro Forma Merrill Lynch EuroFund Combined		Merrill Lynch EuroFund (in $)	Europe Fund (in $)	Pro Forma Merrill Lynch EuroFund Combined (in $)
Switzerland—8.1%	Capital Markets—4.7%	666,419	—	666,419	Credit Suisse Group	41,739,932	—	41,739,932
		—	35,092	35,092	UBS AG	—	4,147,557	4,147,557

						41,739,932	4,147,557	45,887,489
	Chemicals—0.2%	—	14,557	14,557	Syngenta AG (a)	—	2,024,813	2,024,813
	Construction Materials—0.3%	—	27,838	27,838	Holcim Ltd.	—	2,327,760	2,327,760
	Insurance—2.2%	87,485	—	87,485	Swiss Reinsurance Registered Shares	6,365,743	—	6,365,743
		62,749	—	62,749	Zurich Financial Services AG	15,223,727	—	15,223,727

						21,589,470	—	21,589,470
	Pharmaceuticals—0.4%	—	68,983	68,983	Novartis AG	—	3,946,244	3,946,244
	Textiles, Apparel & Luxury Goods—0.3%	—	48,872	48,872	Compagnie Financiere Richemont AG	—	2,524,644	2,524,644

					Total Common Stocks in Switzerland	63,329,402	14,971,018	78,300,420
United Kingdom—28.9%	Aerospace & Defense—1.7%	1,892,762	299,593	2,192,355	BAE Systems Plc	14,363,606	2,273,522	16,637,128
	Capital Markets—0.2%	—	127,442	127,442	3i Group Plc	—	2,066,276	2,066,276
	Chemicals—0.2%	—	314,482	314,482	Imperial Chemical Industries Plc	—	2,043,538	2,043,538
	Commercial Banks—8.6%	2,078,150	257,114	2,335,264	Barclays Plc	25,874,886	3,201,307	29,076,193
		1,544,871	—	1,544,871	HBOS Plc	27,027,380	—	27,027,380
		—	253,963	253,963	Lloyds TSB Group Plc	—	2,462,725	2,462,725
		772,457	—	772,457	Royal Bank of Scotland Group Plc	25,146,693	—	25,146,693

						78,048,959	5,664,032	83,712,991
	Electric Utilities—0.4%	—	167,317	167,317	British Energy Group Plc (a)	—	2,013,303	2,013,303
		—	112,815	112,815	Drax Group Plc	—	1,619,962	1,619,962

						—	3,633,265	3,633,265
	Food & Staples Retailing—0.2%	—	318,526	318,526	J Sainsbury Plc	—	1,935,206	1,935,206
	Hotels, Restaurants & Leisure—0.2%	—	112,001	112,001	Enterprise Inns Plc	—	1,899,392	1,899,392
	Insurance—4.4%	1,492,165	—	1,492,165	Aviva Plc	21,725,028	—	21,725,028
		1,547,142	196,772	1,743,914	Prudential Plc	18,096,297	2,301,563	20,397,860

						39,821,325	2,301,563	42,122,888
	Media—0.1%	—	468,713	468,713	ITV Plc	—	979,751	979,751
	Metals & Mining—0.2%	—	60,398	60,398	Xstrata Plc	—	2,178,087	2,178,087
	Multiline Retail—0.3%	—	234,739	234,739	Marks & Spencer Group Plc	—	2,498,177	2,498,177
	Oil, Gas & Consumable Fuels—5.9%	1,679,922	505,936	2,185,858	BP Plc	20,657,031	6,221,203	26,878,234
		695,982	100,155	796,137	Royal Dutch Shell Plc Class B	24,807,705	3,569,942	28,377,647
		—	302,661	302,661	Tullow Oil Plc	—	2,263,796	2,263,796

						45,464,736	12,054,941	57,519,677

SAI-6

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR

MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Country	Industry	Shares Held			Common Stocks	Value
		Merrill Lynch EuroFund	Europe Fund	Pro Forma Merrill Lynch EuroFund Combined		Merrill Lynch EuroFund (in $)	Europe Fund (in $)	Pro Forma Merrill Lynch EuroFund Combined (in $)
United Kingdom (continued)	Pharmaceuticals—0.4%	—	68,213	68,213	AstraZeneca Plc	—	3,756,823	3,756,823
	Specialty Retail—1.0%	1,723,803	—	1,723,803	Kesa Electricals Plc	9,932,484	—	9,932,484
	Transportation Infrastructure—1.6%	991,880	—	991,880	BAA Plc	15,279,524	—	15,279,524
	Wireless Telecommunication Services—3.5%	12,626,489	1,847,328	14,473,817	Vodafone Group Plc	29,720,996	4,348,353	34,069,349

					Total Common Stocks in the United Kingdom	232,631,630	47,632,926	280,264,556
					Total Common Stocks (Cost—$692,432,658) —99.0%	819,369,767	141,800,779	961,170,546

					Warrants (d)
United Kingdom—0.1%	Capital Markets—0.1%	2,917,812	—	2,917,812	Deutsche Bank AG (expires 9/15/2006)	715,982	—	715,982

					Total Warrants (Cost—$1,760,717) —0.1%	715,982	—	715,982

					Rights
Switzerland—0.0%	Insurance—0.0%	87,485	—	87,485	Swiss Reinsurance (e)	—	—	—

					Total Rights (Cost—$0) —0.0%	—	—	—

		Beneficial Interest			Short-Term Securities
		16,594,438	—	16,594,438	Merrill Lynch Liquidity Series, LLC Cash Sweep Series I, 4.75% (b)(c)	16,594,438	—	16,594,438
					Total Short-Term Securities (Cost—$16,594,438) —1.7%	16,594,438	—	16,594,438

SAI-7

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR

MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED) (CONCLUDED)

Country	Industry	Shares Held			Common Stocks	Value
		Merrill Lynch EuroFund	Europe Fund	Pro Forma Merrill Lynch EuroFund Combined		Merrill Lynch EuroFund (in $)	Europe Fund (in $)	Pro Forma Merrill Lynch EuroFund Combined (in $)
					Total Investments (Cost—$710,787,813*) —100.8%	836,680,187	141,800,779	978,480,966
					Other Assets Less Liabilities/Liabilities in Excess of Other Assets—(0.8%)	13,042,804	(885,027)	(7,423,402	)**

					Net Assets—100.0%	$849,722,991	$140,915,752	$971,057,564

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost	$719,159,745

Gross unrealized appreciation	$265,055,451
Gross unrealized depreciation	(5,734,230)

Net unrealized appreciation	$259,321,221

**	Amounts reflect Pro Forma adjustments to the Condensed Combined Statement of Assets and Liabilities.

(a)	Non-income producing security.
(b)	Represents the current yield as of 04/30/2006.
(c)	Investments in companies considered to be an affiliate of the EuroFund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I	$11,290,653	$406,600
Merrill Lynch Liquidity Series, LLC Money Market Series	—	$12,716

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e)	The rights may be exercised until 5/08/2006.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

•	Forward foreign exchange contracts held by the EuroFund as of April 30, 2006 were as follows:

Foreign Currency Sold	Settlement Date	Unrealized Depreciation
EUR 6,680,301	May 2006	$(84,295)
Total Unrealized Depreciation on Forward Foreign Exchange Contracts—Net (USD Commitment—8,333,160)		$(84,295)

See Notes to Pro Forma Condensed Combined Financial Statements.

SAI-8

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES

FOR MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED)

	Merrill Lynch EuroFund	Europe Fund	Adjustments		Pro Forma Merrill Lynch EuroFund Combined
Assets:
Investments in unaffiliated securities, at value*	$820,085,749	$141,800,779	$—		$961,886,528
Investments in affiliated securities, at value**	16,594,438	—	—		16,594,438
Cash	—	5,198,261	—		5,198,261
Foreign Cash***	230	121,971	—		122,201
Receivables:			—
Securities sold	13,899,667	—	—		13,899,667
Dividends	5,193,335	581,203	—		5,774,538
Beneficial interest sold	716,955	—	—		716,955
Interest	—	318	—		318
Prepaid expenses and other assets	56,523	—	—		56,523

Total assets	856,546,897	147,702,532	—		1,004,249,429

Liabilities:
Unrealized depreciation on forward foreign exchange contracts	84,295	—			84,295
Bank overdraft	3,269,985	—	—		3,269,985
Payables:
Distributions to shareholders	—	—	12,641,319	(2)	12,641,319
Dividends to shareholders	—	—	6,939,860	(1)	6,939,860
Securities purchased	174,566	6,606,871	—		6,781,437
Beneficial interest redeemed	2,137,348	—	—		2,137,348
Investment adviser	475,156	84,125	—		559,281
Other affiliates	252,752	—	—		252,752
Distributor	195,718	—	—		195,718
Administration fees	—	28,042	—		28,042
Accrued expenses	234,086	67,742	—		301,828

Total liabilities	6,823,906	6,786,780	19,581,179		33,191,865

Net Assets:
Net Assets	$849,722,991	$140,915,752	$(19,581,179)		$971,057,564

Net Assets Consist of:
Class A Shares of common stock†	$1,794,756	$—	$—		$1,794,756
Class B Shares of common stock†	597,433	—	—		597,433
Class C Shares of common stock†	304,348	—	—		304,348
Class I Shares of common stock†	1,383,205	—	—		1,383,205
Europe Fund common stock/Class I1 Shares of common stock†	—	10,066	577,713	(3)(4)	587,779
Class R Shares of common stock†	8,748	—	—		8,748
Paid-in capital in excess of par	590,916,792	107,043,052	(577,713	)(3)(4)	697,382,131
Undistributed investment income—net	5,094,785	1,845,075	(6,939,860	)(1)	—
Undistributed realized capital gains—net	1,099,829	12,641,319	(12,641,319	)(2)	1,099,829
Unrealized appreciation—net	248,523,095	19,376,240	—		267,899,335

Net Assets	$849,722,991	$140,915,752	$(19,581,179)		$971,057,564

SAI-9

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES

FOR MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

AS OF APRIL 30, 2006 (UNAUDITED) (CONCLUDED)

	Merrill Lynch EuroFund	Europe Fund	Adjustments		Pro Forma Merrill Lynch EuroFund Combined
Net Asset Value:
Class A:
Net assets	$383,922,792		$(2,301,932	)(1)	$381,620,860

Beneficial interest outstanding	17,947,564				17,947,564

Net Asset Value	$21.39				$21.26

Class B:
Net assets	$110,605,879		$(663,173	)(1)	$109,942,706

Beneficial interest outstanding	5,974,333				5,974,333

Net Asset Value	$18.51				$18.40

Class C:
Net Assets	$54,249,378		$(325,269	)(1)	$53,924,109

Beneficial interest outstanding	3,043,482				3,043,482

Net Asset Value	$17.82				$17.72

Class I:
Net Assets	$299,317,474		$(1,794,653	)(1)	$297,522,821

Beneficial interest outstanding	13,832,047				13,832,047

Net Asset Value	$21.64				$21.51

Europe Fund common stock/Class I1:
Net assets		$140,915,752	$(14,486,394	)(1)(2)	$126,429,358

Shares/Beneficial interest outstanding		10,066,319	(4,188,528	)(4)	5,877,791

Net Asset Value		$14.00			$21.51

Class R:
Net Assets	$1,627,468		$(9,758	)(1)	$1,617,710

Beneficial interest outstanding	87,484				87,484

Net Asset Value	$18.60				$18.49

* Identified cost for unaffiliated securities	$571,736,318	$122,457,057			$694,193,375
** Identified cost for affiliated securities	$16,594,438	$—			$16,594,438
*** Cost for foreign cash	$225	$122,313			$122,538

†	The par value for each class of Merrill Lynch EuroFund and the Pro Forma Combined Fund is $0.10 with an unlimited number of shares authorized. The par value for the Europe Fund is $0.001 with 100,000,000 shares authorized.
(1)	Reflects the distribution of undistributed net investment income of $6,939,860, of which $5,094,785 is attributable to Merrill Lynch EuroFund and $1,845,075 is attributable to Europe Fund.
(2)	Reflects the distribution of undistributed net realized capital gains of $12,641,319 attributable to Europe Fund.
(3)	Reflects the capitalization adjustments due to the change in par value per share of the newly issued Class I1 shares of the Merrill Lynch EuroFund which the Europe Fund shareholders will receive as if the Reorganization had taken place on April 30, 2006.
(4)	Reflects the capitalization adjustments giving the effect of the transfer of Class I1 shares of the Merrill Lynch EuroFund, which the Europe Fund shareholders will receive as if the Reorganization had taken place on April 30, 2006. The foregoing should not be relied upon to reflect the number of shares of Merrill Lynch EuroFund that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

SAI-10

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR MERRILL LYNCH EUROFUND AND THE EUROPE FUND, INC.

FOR THE TWELVE MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

	Merrill Lynch EuroFund	Europe Fund	Adjustments		Pro Forma Merrill Lynch EuroFund Combined
Investment Income:
Dividends*	$22,802,537	$3,124,449	$—		$25,926,986
Interest**	406,600	11,089	—		417,689
Securities lending—net	12,716	—	—		12,716

Total income	23,221,853	3,135,538	—		26,357,391

Expenses:
Investment advisory fees	5,739,204	944,526	—		6,683,730
Account maintenance and distribution fees—Class B	1,104,725	—	—		1,104,725
Account maintenance fees—Class A	828,149	—	—		828,149
Account maintenance and distribution fees—Class C	472,077	—	—		472,077
Transfer agent fees—Class A	447,395	—	—		447,395
Transfer agent fees—Class I	372,466	—	—		372,466
Accounting services	300,688	314,842	(278,856	)(1)	336,674
Custodian fees	297,591	123,204	(86,447	)(1)	334,348
Transfer agent fees—Class B	176,821	—	—		176,821
Transfer agent fees—Common stock/Class I1	—	61,263	92,977	(2)	154,240
Transfer agent fees—Class C	76,917	—	—		76,917
Professional fees	61,804	54,033	(52,455	)(1)	63,382
Printing and shareholder reports	46,217	53,027	(41,194	)(1)	58,050
Trustees’/Directors’ fees and expenses	44,807	17,705	(17,705	)(1)	44,807
Registration fees	38,454	—	—		38,454
Pricing fees	10,662	—	—		10,662
Account maintenance and distribution fees—Class R	4,350	—	—		4,350
Transfer agent fees—Class R	1,151	—	—		1,151
Listing fee	—	17,841	(17,841	)(1)	—
Other	45,165	26,789	(22,041	)(1)	49,913

Total expenses	10,068,643	1,613,230	(423,562)		11,258,311

Investment income—net	13,153,210	1,522,308	423,562		15,099,080

Realized & Unrealized Gain (Loss)—Net:
Realized gain (loss) on:
Investments—net	103,337,116	31,068,728	—		134,405,844
Foreign currency transactions—net	(454,006)	(247,466)	—		(701,472)
Change in unrealized appreciation/depreciation on:
Investments—net	96,602,341	3,686,254	—		100,288,595
Foreign currency transactions—net	(53,277)	29,037	—		(24,240)

Total realized and unrealized gain—net	199,432,174	34,536,553	—		233,968,727

Net Increase in Net Assets Resulting from Operations	$212,585,384	$36,058,861	$423,562		$249,067,807

* Net of foreign withholding tax	$1,665,908	$225,635	$—		$1,891,543

** Interest from affiliates	$406,600	$—	$—		$406,600

(1)	Reflects the anticipated savings as a result of the Reorganization through consolidation of accounting, legal, auditing, custody, printing and other services.
(2)	Reflects the anticipated increase as a result of the difference in the Transfer Agent fee structure for closed-end funds and open-end funds.

See Notes to Pro Forma Condensed Combined Financial Statements.

SAI-11

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1—Basis of Combination:

The Board of Directors of The Europe Fund, Inc. (the “Europe Fund”) at a meeting held on June 6, 2006 and the Board of Trustees of the Merrill Lynch EuroFund (the “EuroFund”) (collectively the “Funds”), at a meeting held on May 22-23, 2006 each approved their respective Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of the Europe Fund, the Europe Fund will transfer all of its assets, subject to its liabilities, to the EuroFund, in exchange for a number of shares of the EuroFund equal in value to the net assets of the Europe Fund (the “Reorganization”). If the Reorganization is consummated, shares of the EuroFund then will be distributed to the Europe Fund’s shareholders on a pro rata basis in liquidation of the Europe Fund.

The Reorganization will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at April 30, 2006. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended April 30, 2006. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. As of April 30, 2006, all the securities held by the Europe Fund comply with the compliance guidelines and/or investment restrictions of the EuroFund. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are October 31 for the EuroFund and December 31 for the Europe Fund.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on April 30, 2006. Following the Reorganization, the EuroFund will be the accounting survivor.

All costs with respect to the Reorganization will be borne by Merrill Lynch Investment Managers, L.P. (“Investment Adviser”) or its affiliates.

NOTE 2—Fund Valuation:

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter (“OTC”) market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their

SAI-12

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government Securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund’s Board of Trustees.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the EuroFund that would have been issued at April 30, 2006 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Europe Fund, as of April 30, 2006, divided by the net asset value per share of the shares of EuroFund as of April 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at April 30, 2006:

Class of Shares	Shares of EuroFund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class A	17,947,564	0	17,947,564
Class B	5,974,333	0	5,974,333
Class C	3,043,482	0	3,043,482
Class I	13,832,047	0	13,832,047
Class I1	(a)	5,877,791	5,877,791
Class R	87,484	0	87,484

(a)	The EuroFund does not currently offer Class I1 Shares.

NOTE 4—Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the 12 month period ending April 30, 2006, as adjusted, giving effect to the Reorganization reflect changes in expenses of the EuroFund as if the Reorganization was consummated on May 1, 2005. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

SAI-13

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 5—Federal Income Taxes:

Each of the Europe Fund and the EuroFund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, the EuroFund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the EuroFund will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

For five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Europe Fund with capital loss carryforwards attributable to the EuroFund.

The identified cost of investments for the Europe Fund and the EuroFund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

SAI-14

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right in indemnity of reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Ex. Number		Description
1	(a)	—Declaration of Trust of the Registrant, dated March 11, 1986.(a)

(b	)	—Amendment to Declaration of Trust of the Registrant, dated May 19, 1986.(a)

(c	)	—Amendment to Declaration of Trust of the Registrant, dated December 15, 1986.(a)

(d	)	—Instrument establishing Class A shares and Class B shares of the Registrant, dated October 3, 1988.(a)

(e	)	—Certification of Amendment to Declaration of Trust and Establishment and Designation of Classes, dated October 17, 1994.(a)

(f	)	—Certification of Amendment to Declaration of Trust.(r)

(g	)	—Establishment and Designation of Classes dated December 13, 2002.(o)

(h	)	—Establishment and Designation of Classes dated March 18, 2003.(s)

(i	)	—Form of Establishment and Designation of Classes.*

2		—Amended and Restated By-Laws of the Registrant.(s)

3		—None

4

—Form of Agreement and Plan of Reorganization between Merrill Lynch EuroFund and The

    Europe Fund, Inc. (included as Appendix B to the Combined Prospectus/Proxy Statement

    included in this Registration Statement).

5		—Portions of the Declaration of Trust and the By-Laws of the Registrant defining the rights of shareholders.(b)

6	(a)	—Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P. (the “Manager”), dated December 19, 1986.(c)

(b	)	—Supplement to the Management Agreement between the Registrant and the Manager, dated January 3, 1995.(r)

(c	)	—Sub-Advisory Agreement between the Manager and Merrill Lynch Asset Management U.K. Limited, dated April 29, 1988.(c)

7		—Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc.(d)

8		—None.

9		—Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(j)

10	(a)	—Amended and Restated Class A Distribution Plan.(n)

(b	)	—Form of Amended and Restated Class B Distribution Plan.(h)

(c	)	—Form of Amended and Restated Class C Distribution Plan.(h)

(d	)	—Form of Class R Distribution Plan.(m)

11		—Opinion and Consent of Bingham McCutchen LLP, Massachusetts counsel for the Registrant.*

12		—Tax opinion of Sidley Austin LLP, tax counsel for the Merrill Lynch EuroFund and The Europe Fund, Inc.**

13	(a)	—Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(u)

Ex. Number		Description
(b	)(1)	—Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(e)

(b	)(2)	—Form of Second Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(k)

(b	)(3)	—Form of Third Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(l)

(b	)(1)	—Form of Fourth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(q)

(b	)(5)	—Form of Fifth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(t)

(b	)(6)	—Form of Sixth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(v)

(c	)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(i)

(d	)	—Securities Lending Agreement between the Registrant and QA Advisors LLC (now MLIM LLC) dated August 10, 2001.(p)

14	(a)	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*

(b	)	—Consent of Ernst & Young LLP, independent registered public accounting firm for The Europe Fund, Inc.*

15		—None.

16		—Power of Attorney. (included on signature page of initial filing of the Registration Statement on Form N-14 (File No. 333-135644), filed on July 7, 2006)

17	(a)	—Prospectus and Statement of Additional Information of the Merrill Lynch EuroFund, each dated February 24, 2006. (x)

(b	)	—Annual Report to Shareholders of Merrill Lynch EuroFund for the year ended October 31, 2005. (y)

(c	)	—Semi-Annual Report to Shareholders of Merrill Lynch EuroFund for the period ended April 30, 2006. (z)

(d	)	—Annual Report to Shareholders of The Europe Fund, Inc. for the year ended December 31, 2005. (aa)

(e	)	—Form of Proxy Card.*

(f	)	—Code of Ethics.(g)

*	Filed herewith.
**	To be filed by post-effective amendment.
(a)	Filed on February 27, 1995 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant under the Securities Act of 1933, as amended (the “Securities Act”) (File No. 33-4026)(the “Registration Statement”).
(b)	Reference is made to Article I, Article II (Sections 2.2, 2.3,2.4 and 2.7), Article III (Sections 3.1 and 3.4), Article IV, Article VII (Section 7.1), Article VIII (Sections 8.1, 8.2, 8.3 and 8.5), Article IX (Section 9.2), Article X and Article XI of the Registrant’s Declaration of Trust, as amended, filed as Exhibit 1 to the Registration Statement; and Article I, Article V and Article VI of the Registrant’s By-Laws filed as Exhibit 2 to the Registration Statement.
(c)	Filed on February 27, 1996 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.

(d)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Emerging Markets Debt Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(e)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(f)	Filed on January 31, 2000 as an Exhibit to Post-Effective Amendment No. 17 to the Registration Statement.
(g)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(h)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Emerging Markets Debt Fund, Inc. (File No. 33-64398), filed on June 21, 2000.
(i)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(j)	Incorporated by reference to Exhibit 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739), filed on January 30, 2002.
(k)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.
(l)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 13, 2002.
(m)	Incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.
(n)	Incorporated by reference to Exhibits 13(a) and 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(o)	Filed on December 27, 2002 as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement.
(p)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(q)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.
(r)	Filed on February 25, 2003 as an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement.
(s)	Filed on February 26, 2004 as an Exhibit to Post-Effective Amendment No. 22 to the Registration Statement.
(t)	Incorporated by reference to Exhibit 8(c)(5) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 811-02857), filed on January 14, 2005.
(u)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(v)	Incorporated by reference to Exhibit 8(b)(6) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Merrill Lynch U.S. Government Fund (File No. 2-92366), filed on December 21, 2005.
(w)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (File No. 33-8058), filed on February 24, 2006.
(x)	Incorporated by reference to Post Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 033-4026) filed on February 24, 2006.
(y)	Annual Report to Shareholders of Merrill Lynch EuroFund for the year ended October 31, 2005. Previously filed on Form N-CSR (File No. 811-04612) on December 30, 2005 and incorporated by reference.
(z)	Semi-Annual Report to Shareholders of Merrill Lynch EuroFund for the period ended April 30, 2006. Previously filed on Form N-CSRS (File No. 811-04612) on June 30, 2006 and incorporated by reference.
(aa)	Annual Report to Shareholders of The Europe Fund, Inc. for the year ended December 31, 2005. Previously filed on Form N-CSR (File No. 811-06042) on March 9, 2006 and incorporated by reference.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 8th day of August, 2006.

MERRILL LYNCH EUROFUND (Registrant)

By:	/S/ DONALD C. BURKE
Donald C. Burke, Vice President and Treasurer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title

/S/ *ROBERT C. DOLL, JR. (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Trustee

/S/ *DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial Officer)

/S/ *RONALD W. FORBES (Ronald W. Forbes)	Trustee

/S/ *CYNTHIA A. MONTGOMERY (Cynthia A. Montgomery)	Trustee

/S/ *JEAN MARGO REID (Jean Margo Reid)	Trustee

/S/ *ROSCOE S. SUDDARTH (Roscoe S. Suddarth)	Trustee

/S/ *RICHARD R. WEST (Richard R. West)	Trustee

/S/ *EDWARD D. ZINBARG (Edward D. Zinbarg)	Trustee

*BY:	DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)	August 8, 2006

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number		Description
1	(i)	Form of Establishment and Designation of Classes.
4		Form of Agreement and Plan of Reorganization by and between Merrill Lynch EuroFund and The Europe Fund, Inc. (included as Appendix B to the Combined Prospectus/Proxy Statement included in this Registration Statement)
11		Opinion and Consent of Bingham McCutchen LLP, Massachusetts counsel for the Registrant.
14	(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.
14	(b)	Consent of Ernst & Young LLP, independent registered public accounting firm for The Europe Fund, Inc.

17	(e)	Form of Proxy Card.